    As filed with the Securities and Exchange Commission on February 19, 1999


                                                      Registration No.33-77256

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 8


                          TO THE REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                             SEPARATE ACCOUNT THREE
                                       OF
                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                              (Exact name of trust)

                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                               (Name of depositor)

                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of depositor's principal executive offices)


         JAMES D. GALLAGHER, ESQ.                     Notice to:
      Secretary and General Counsel             J. Sumner Jones, Esq.
          The Manufacturers Life                Jones & Blouch L.L.P.,
       Insurance Company of America                   Suite 405W


            73 Tremont Street              1025 Thomas Jefferson Street, N.W
            Boston, MA 02108                  Washington, D.C. 20007-0805


   (Name and Address of Agent for Service)


It is proposed that this filing will become effective:


     immediately upon filing pursuant to paragraph (b) of Rule 485
----
     on [date] pursuant to paragraph (b) of Rule 485
----
     60 days after filing pursuant to paragraph (a)(1) of Rule 485
----
 X   on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485
----

     this post-effective amendment designates a new effective date for a ---- previously filed post-effective amendment

                             SEPARATE ACCOUNT THREE
             OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

Form N-8B-2

Item No.  Caption in Prospectus

1 Cover Page; General Information About Manufacturers Life of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life of America's Separate Account Three)

2 Cover Page; General Information About Manufacturers Life of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)

3         *

4         Miscellaneous Matters (Distribution of the Policy)

5 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life of America's Separate Account Three)

6 General Information About Manufacturers Life of America, Separate Account Three, Manufacturers Investment Trust (Manufacturers Life of America's Separate Account Three)

7         *

8         *

9         Miscellaneous Matters (Pending Litigation)

10        Detailed Information About The Policies

11 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Investment Series Trust)

12 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Investment Series Trust)

13        Detailed Information About The Policies (Charges and Deductions)


14 Detailed Information About the Policies (Premium Provisions -- Policy Issue and Initial Premium); Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)

15 Detailed Information About The Policies (Premium Provisions -- Policy Issue and Initial Premium)

16 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Investment Trust)

17 Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders); Other Provisions -- Payment of Proceeds)

18 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust

19 Detailed Information About The Policies (Other Provisions -- Reports To Policyowners); Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)

20 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust; Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)

21        Detailed Information About The Policies (Policy Values -- Policy
          Loans)

22        *

23        **

24        Detailed Information About the Policies (Other General Policy
          Provisions)

25 General Information About Manufacturers Life Of America, Separate Account Three, Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)

26        *

27 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)

28        Miscellaneous Matters (Directors And Officers Of Manufacturers Life Of
          America)

29 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Life Of America And Manufacturers Life)

30        *

31        *

32        *

33        *

34        *

35        Miscellaneous Matters (State Regulations)

36        *

37        *

38 Miscellaneous Matters (Distribution of the Policy; Responsibilities Assumed By Manufacturers Life)

39        Miscellaneous Matters (Distribution of the Policy)

40        *

41(a)     Miscellaneous Matters (Distribution of the Policy)

41(b)     **

41(c)     **

42        *

43        *

44        Detailed Information About The Policies (Policy Values -- Policy
          Value)

45        *

46 Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders; Other Provisions -- Payment of Proceeds)

47 General Information About Manufacturers Life Of America, Separate Account Three, and Manufacturers Investment Trust (Manufacturers Investment Trust)

48        *

49        *

50        *

51        Detailed Information About The Policies

52 Detailed Information About The Policies (Miscellaneous Matters -- Portfolio Share Substitution)

53        **

54        *

55        *

56        *

57        *

58        *

59        Financial Statements


*  Omitted since answer is negative or item is not applicable.
** Omitted.

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

         THE MANUFACTURERS LIFE INSURANCE
         COMPANY OF AMERICA
         SEPARATE ACCOUNT THREE

VENTURE SVUL  -  FLEXIBLE PREMIUM SURVIVORSHIP
                 VARIABLE LIFE INSURANCE POLICY

This prospectus describes the flexible premium survivorship variable life insurance policy (the "Policy") issued by The Manufacturers Life Insurance Company of America ("we" or "us"). The Policies provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value and the amount of insurance coverage. This flexibility allows you, the policyowner or policyowners, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

     * Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of our Separate Account Three (the "Separate Account").

     * We invest the assets of each sub-account in shares of a corresponding investment portfolio ("Portfolio") of a mutual fund, Manufacturers Investment Trust (the "Trust"). The Trust Portfolios available to you are set forth commencing on the inside front cover of this prospectus. We may add other sub-accounts and Portfolios in the future. The accompanying Trust prospectus and the corresponding statement of additional information more fully describe the Trust, the Portfolios and their investment objectives.

You should ask one of our representatives if changing, or adding to, existing insurance coverage would be advantageous. You should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

Because of the substantial nature of the surrender charges in the early years, the Policy is not suitable for short-term investment purposes. If you are contemplating surrendering a Policy, you should pay special attention to the sales charge limitation provisions described in this prospectus. These limitations apply only during the first two years following the Policy date or following an increase in face amount.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE POLICY THAT YOU SHOULD KNOW BEFORE INVESTING.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

THE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

Home Office:                               Service Office:
500 N. Woodward Avenue                     200 Bloor Street  east
Bloomfield Hills, Michigan 48304           Toronto, Ontario, Canada M4W 1E5
                                           Telephone: 1-800-427-4546
                                           (1-800-VARILIN[E])


                  The date of this prospectus is       , 1999.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust in which you may invest net premiums under the Policies are listed below, together with summary descriptions of their respective investment objectives and the names of their respective investment sub-advisers.

AGGRESSIVE GROWTH PORTFOLIOS

PACIFIC RIM EMERGING MARKETS TRUST. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation ("MAC") manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.

SCIENCE & TECHNOLOGY TRUST. The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Science & Technology Trust.

INTERNATIONAL SMALL CAP TRUST. The investment objective of the International Small Cap Trust is to seek long-term capital appreciation. Founders Asset Management, LLC ("Founders") manages the International Small Cap Trust and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

EMERGING SMALL COMPANY TRUST (formerly EMERGING GROWTH TRUST). The investment objective of the Emerging Small Company Trust is maximum capital appreciation. Warburg, Pincus Asset Management, Inc. manages the Emerging Small Company Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Small Company Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

PILGRIM BAXTER GROWTH TRUST. The investment objective of the Pilgrim Baxter Growth Trust is capital appreciation. Pilgrim Baxter & Associates, Ltd. ("PBHG") manages the Pilgrim Baxter Growth Trust and seeks to achieve its objective by investing in companies believed by PBHG to have an outlook for strong earnings growth and the potential for significant capital appreciation.

SMALL/MID CAP TRUST. The investment objective of the Small/Mid Cap Trust is to seek long term capital appreciation. Fred Alger Management, Inc. manages the Small/Mid Cap Trust and will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities.

INTERNATIONAL STOCK TRUST. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.

GROWTH PORTFOLIOS

WORLDWIDE GROWTH TRUST. The investment objective of the Worldwide Growth Trust is long-term growth of capital. Founders manages the Worldwide Growth Trust and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

GLOBAL EQUITY TRUST. The investment objective of the Global Equity Trust is long-term capital appreciation. Morgan Stanley Dean Witter Investment Management Inc. manages the Global Equity Trust and intends to pursue this objective by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

SMALL COMPANY VALUE TRUST. The investment objective of the Small Company Value Trust is long-term growth of capital. AXA Rosenberg Investment Management LLC manages the Small Company Value Trust and intends to pursue this objective by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

EQUITY TRUST. The principal investment objective of the Equity Trust is growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital. Fidelity Management Trust Company ("FMTC") manages the Equity Trust and seeks to attain the foregoing objective by investing primarily in common stocks of United States issuers or securities convertible into or which carry the right to buy common stocks.

GROWTH TRUST. The investment objective of the Growth Trust is to seek long-term growth of capital. Founders manages the Growth Trust and will pursue this objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market.

QUANTITATIVE EQUITY TRUST (formerly COMMON STOCK FUND). The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. MAC manages the Quantitative Equity Trust.

EQUITY INDEX TRUST. The investment objective of the Equity Index Trust is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. MAC manages the Equity Index Trust.

BLUE CHIP GROWTH TRUST. The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Portfolio are expected to pay dividends. T. Rowe Price manages the Blue Chip Growth Trust.

REAL ESTATE SECURITIES TRUST. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Trust.

GROWTH & INCOME PORTFOLIOS

VALUE TRUST. The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Miller Anderson & Sherrerd, LLP ("MAS") manages the Value Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

INTERNATIONAL GROWTH AND INCOME TRUST. The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income. The portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States. J.P. Morgan Investment Management Inc. manages the International Growth and Income Trust.

GROWTH AND INCOME TRUST. The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP ("Wellington Management") manages the Growth and Income Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality.

EQUITY-INCOME TRUST. The investment objective of the Equity-Income Trust (prior to December 31, 1996, the "Value Equity Trust") is to provide substantial dividend income and also long term capital appreciation. T. Rowe Price manages the Equity-Income Trust and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

BALANCED PORTFOLIOS

BALANCED TRUST. The investment objective of the Balanced Trust is current income and capital appreciation. Founders is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

AUTOMATIC ASSET ALLOCATION TRUSTS (AGGRESSIVE, MODERATE AND CONSERVATIVE). The investment objective of each of the Automatic Asset Allocation Trusts is to realize the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive. The amount of each Portfolio's assets invested in each category of securities -- debt, equity, and money market -- is dependent upon the judgment of FMTC as to what percentages of each Portfolio's assets in each category will contribute to the limitation of risk and the achievement of its investment objective.

BOND PORTFOLIOS

HIGH YIELD TRUST. The investment objective of High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Trust and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

STRATEGIC BOND TRUST. The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital. The Strategic Bond Trust seeks to achieve its objective by giving its Subadviser, Salomon Brothers Asset Management Inc ("SBAM") broad discretion to deploy the Strategic Bond Trust's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the portfolio's objective.

GLOBAL GOVERNMENT BOND TRUST. The investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International Advisors, LLC manages the Global Government Bond Trust and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

CAPITAL GROWTH BOND TRUST. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. MAC manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

INVESTMENT QUALITY BOND TRUST. The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management manages the Investment Quality Bond Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

U.S. GOVERNMENT SECURITIES TRUST. The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Trust and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

MONEY MARKET PORTFOLIO

MONEY MARKET TRUST. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. MAC manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

LIFESTYLE PORTFOLIOS

LIFESTYLE AGGRESSIVE 1000 TRUST. The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long term growth of capital. Current income is not a consideration. MAC seeks to achieve this objective by investing approximately 100% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE GROWTH 820 TRUST. The investment objective of the Lifestyle Growth 820 Trust is to provide long term growth of capital with consideration also given to current income. MAC seeks to achieve this objective by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE BALANCED 640 TRUST. The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between high level of current income and growth of capital with a greater emphasis given to capital growth. MAC seeks to achieve this objective by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE MODERATE 460 TRUST. The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. MAC seeks to achieve this objective by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE CONSERVATIVE 280 TRUST. The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration also given to growth of capital. MAC seeks to achieve this objective by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

PROSPECTUS CONTENTS
                                                                            PAGE
                                                                            ----


INTRODUCTION TO POLICIES...............................................
GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE
TRUST..................................................................
     Manufacturers Life of America And Manufacturers Life..............
     Manufacturers Life of America's Separate Account
      Three............................................................
     Manufacturers Investment Trust....................................
DETAILED INFORMATION ABOUT THE POLICIES................................
  PREMIUM PROVISIONS...................................................
     Policy Issue And Initial Premium..................................
     Premium Allocation................................................
     Premium Limitations...............................................
     Short-Term Cancellation Right And
       "Free Look" Provisions..........................................
  PROVISIONS FOR AVOIDING LAPSE........................................
     No Lapse Guarantee................................................
     Death Benefit Guarantee...........................................
  INSURANCE BENEFIT....................................................
     The Insurance Benefit.............................................
     Death Benefit Options.............................................
     Death Benefit Option Changes......................................
     Face Amount Changes...............................................
  POLICY VALUES........................................................
     Policy Value......................................................
     Transfers Of Policy Value.........................................
     Policy Loans......................................................
     Partial Withdrawals And Surrenders................................
CHARGES AND DEDUCTIONS.................................................
     Deductions From Premiums..........................................
     Surrender Charges.................................................
     Monthly Deductions................................................
     Administration Charge.............................................
     Cost Of Insurance Charge..........................................
     Mortality And Expense Risks Charge................................
     Other Charges.....................................................
     Special Provisions For Group Or Sponsored
      Arrangements.....................................................
     Special Provisions For Exchanges..................................
     The General Account...............................................
  OTHER GENERAL POLICY PROVISIONS......................................
     Policy Default....................................................
     Policy Reinstatement..............................................
     Miscellaneous Policy Provisions...................................
  OTHER PROVISIONS.....................................................
     Supplementary Benefits............................................
     Payment Of Proceeds...............................................
     Reports To Policyowners...........................................
  MISCELLANEOUS MATTERS................................................
     Portfolio Share Substitution......................................
     Federal Income Tax Considerations.................................
     Tax Status Of The Policy..........................................
     Tax Treatment Of Policy Benefits..................................
     The Company's Taxes...............................................

     Distribution Of The Policy........................................
     Responsibilities Assumed By Manufacturers Life....................
     Voting Rights.....................................................
     Directors And Officers Of Manufacturers Life of
      America..........................................................
     State Regulations.................................................
     Pending Litigation................................................
     Additional Information............................................
     Legal Matters.....................................................
     Experts...........................................................
     Year 2000 Issues..................................................
Financial Statements...................................................
Appendices.............................................................
A.  Sample Illustrations Of Policy Values, Cash Surrender
     Values And Death Benefits.........................................
B.  Definitions........................................................

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE THE OFFERING WOULD NOT BE LAWFUL. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

INTRODUCTION TO POLICIES

The following summary describes the most important features of the Policy. It is not a complete description. You should read all of this prospectus to fully understand the provisions of the Policy.

GENERAL

The Policy provides a death benefit at the time of the death of the last surviving life insured.

You may pay premiums at any time and in any amount, subject to certain limitations.

--------------------------------------------------------------------------------
You may instruct us how to invest your premiums.
--------------------------------------------------------------------------------
You may instruct us how to allocate your premiums, net of certain deductions, among one or more of our general account and the sub-accounts of the Separate Account. We invest the premiums you allocate to the sub-accounts of the Separate Account in shares of corresponding Portfolios of the Trust. You may change allocation instructions at any time. You may also transfer amounts among the sub-accounts subject to certain restrictions (see "Transfers of Policy Value"). If the Policy is owned by two or more persons, we require each policyowner to authorize any action on the Policy.

The Portfolios currently available to you are set forth beginning on the inside front cover of this prospectus. In the future, we may make available other sub-accounts and Portfolios.

The Policy has a Policy Value reflecting premiums you have paid, the investment performance of the accounts to which you have allocated premiums, and certain charges for expenses and cost of insurance. You may obtain a portion of the Policy Value by taking a policy loan, making a partial withdrawal, or fully surrendering the Policy.

--------------------------------------------------------------------------------
You have two death benefit options.
--------------------------------------------------------------------------------
DEATH BENEFIT

DEATH BENEFIT OPTIONS.  You choose one of two death benefit options:

     - a death benefit equal to the face amount of the Policy, or

     - a death benefit equal to the face amount of the Policy plus the Policy Value.

Under either option, the death benefit may have to be increased to satisfy the so-called "corridor percentage test" under the definition of life insurance in the Internal Revenue Code of 1986, as amended (the "Code"). See DETAILED INFORMATION ABOUT THE POLICIES: INSURANCE BENEFIT -- "The Insurance Benefit" and "Death Benefit Options."

YOU MAY CHANGE THE DEATH BENEFIT OPTION. You may change the death benefit option after the Policy has been in force for two years. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Death Benefit Option Changes."

--------------------------------------------------------------------------------
You may increase or decrease the Policy's face amount.
--------------------------------------------------------------------------------
YOU MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for two years, you may increase the face amount of the Policy once per policy year. You may have to furnish satisfactory evidence of your insurability. Usually a Policy will have new surrender charges after an increase. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."


YOU MAY DECREASE THE FACE AMOUNT. After the Policy has been in force for two years, you may decrease the face amount once per policy year, except during the two-year period following any increase in face amount. During the two-year period following an increase, you may choose to decrease the increased face amount. Such a decrease will result in the deduction of certain surrender charges from Policy Value. Also during the two-year period following an increase, the deferred sales charge for the increase is subject to the Policy's sales charge limitation provisions. A decrease in face amount may result in the deduction of certain surrender charges from Policy Value. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

--------------------------------------------------------------------------------
You may be able to guarantee that your Policy will not go into default.
--------------------------------------------------------------------------------
DEATH BENEFIT GUARANTEE

A Death Benefit Guarantee is available under the Policies. As long as the Death Benefit Guarantee Cumulative Premium Test or, where applicable, the Fund Value Test is satisfied, and regardless of the investment performance of the Portfolios underlying the Policy Value, we guarantee that the Policy will not go into default:


* prior to the youngest life insured's attaining age 100 if Death Benefit Option 1 is maintained throughout the life of the Policy and

* prior to the youngest life insured's attaining age 85, or when he or she would have attained age 85, if living, if Death Benefit Option 2 is selected at any time.

NO LAPSE GUARANTEE

As long as the No Lapse Guarantee Cumulative Premium Test is satisfied, we guarantee that the Policy will not go into default during the No Lapse Guarantee Period. For lives insured with an average Issue Age of up to and including age 70, the No Lapse Guarantee Period is 10 years. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average age exceeds 70, until average age 77. From average age 77 to 85, the No Lapse Guarantee Period is fixed at three years. The No Lapse Guarantee is not available to life insureds whose average Issue Age exceeds 85. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT - "No Lapse Guarantee."

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging ("DCA") program, you may designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account.

Each transfer under the DCA program must be of a minimum amount as set by us. We may change this minimum at any time in our discretion. Currently, there is no charge for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, we will charge $5 for each transfer under this program. We will deduct the charge from the value of the Investment Account out of which the transfer occurs. If insufficient funds exist to effect a DCA transfer, including the charge, if applicable, we will not effect the transfer and will so notify you.

We may cease to offer this program as of 90 days after sending you written notice of discontinuance.

ASSET ALLOCATION BALANCER TRANSFERS. Under our Asset Allocation Balancer program, you may designate an allocation of Policy Value among Investment Accounts. At six-month intervals , we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation.

Currently, there is no charge for this program. We may, however, institute a charge on 90 days' notice to you. We may also cease to offer this program as of 90 days after sending you written notice of discontinuance.

PREMIUM PAYMENTS ARE FLEXIBLE
--------------------------------------------------------------------------------
You may pay premiums at any time.
--------------------------------------------------------------------------------

You may pay premiums at any time and in any amount, subject to certain limitations. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Issue" and "Premium Limitations."

You must pay at least the Initial Premium to put the Policy in force. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Limitations" and "Death Benefit Guarantee."

After the Initial Premium is paid there is no minimum premium required. However, minimum premiums are required to maintain the Death Benefit Guarantee or the No Lapse Guarantee. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT
- "Death Benefit Guarantee" and "No Lapse Guarantee." In addition, certain premium payments may be required to keep the Policy from lapsing. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

The Policy is subject to maximum premium limitations to ensure that it qualifies as life insurance under the Code. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Premium Limitations."

THE POLICY VALUE

--------------------------------------------------------------------------------
What is the Policy  Value?
--------------------------------------------------------------------------------
The Policy has a Policy Value which reflects the following:

     *    the premium payments you have made; plus

     * the investment performance of the sub-accounts to which you have allocated net premiums; plus

     * the interest we have credited to amounts allocated to our general account; less

     *    any partial withdrawals you have made; and less

     *    any charges we have deducted under the Policy.

The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

INVESTMENT ACCOUNT. We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you have allocated net premiums or transferred amounts. An Investment Account measures the interest of the Policy in the corresponding sub-account.

The value of each Investment Account varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

FIXED ACCOUNT. The Fixed Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, our general account.

We credit interest on amounts in the Fixed Account at an effective annual rate guaranteed to be at least 4%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES - "The General Account."

LOAN ACCOUNT. When you take a policy loan, we will establish a Loan Account under the Policy and transfer an amount from the Investment Accounts and the Fixed Account to the Loan Account.

We will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

================================================================================
You may transfer amounts among accounts.
--------------------------------------------------------------------------------
TRANSFERS ARE PERMITTED. You may transfer amounts among Investment Accounts and the Fixed Account, subject to certain restrictions. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

We permit twelve transfers per policy year at no cost to you. Additional transfers will cost $25 per transfer. We will treat requests for more than one transfer at the same time as a single request.

USING THE POLICY VALUE

--------------------------------------------------------------------------------
How you may use your Policy Value.
--------------------------------------------------------------------------------
BORROWING AGAINST THE POLICY VALUE. You may borrow against the Policy Value. In most states, the minimum loan amount is $500.

Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

PARTIAL WITHDRAWAL OF THE POLICY VALUE. After a Policy has been in force for two years, you may make a partial withdrawal of the Policy Value. In most states, the minimum amount you may withdraw is $500. You may specify that the withdrawal be made from a specific Investment Account or the Fixed Account.

A partial withdrawal may result in a reduction in the face amount of the Policy. It may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders" and CHARGES AND DEDUCTIONS -- "Surrender Charges."

SURRENDER OF THE POLICY FOR NET CASH SURRENDER VALUE. You may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Loan Account. Surrender of a Policy during the Surrender Charge Period will usually result in our assessing surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders" and CHARGES AND DEDUCTIONS -- "Surrender Charges."

--------------------------------------------------------------------------------
What are the various charges under the Policy?
--------------------------------------------------------------------------------
CHARGES AND DEDUCTIONS

1)   DEDUCTIONS FROM PREMIUMS. We deduct:

* 2.35% of all premiums paid, for state and local taxes (except for Oregon where no premium tax is deducted), and 1.25% of all premiums paid for federal taxes, to the end of the tenth policy year. Currently we expect this deduction to cease after the tenth policy year.

* a sales charge of 5.5% of the premiums paid, in the current policy year, up to a maximum of the Target Premium for the current policy year. This deduction is taken to the end of the tenth policy year. See DETAILED INFORMATION ABOUT THE POLICIES; CHARGES AND DEDUCTIONS - "Deductions from Premiums."

2) SURRENDER CHARGES. We deduct a deferred underwriting charge and a deferred sales charge if:

     *    you surrender the Policy,

     *    you make a partial withdrawal in excess of the Withdrawal Tier Amount,

     *    you decrease the face amount of the Policy, or

     *    the Policy lapses.

The deferred underwriting charge is $4 for each $1,000 of face amount.

The maximum deferred sales charge is 100% of the lower of first-year premium or the Target premium.

The sum of the deferred sales charge and the sales charge deducted from premiums will in no event exceed the amount that would be permitted by Section 27(a)(2) of the Investment Company Act of 1940, as amended (the "1940 Act"), if such section applied to the Policy. See DETAILED INFORMATION ABOUT THE POLICIES; CHARGES AND DEDUCTIONS -- "Surrender Charges."

3)   MONTHLY DEDUCTIONS. We deduct monthly:

     * an administration charge of $.04 per $1,000 of face amount , until the later of the fifteenth policy year or the time the youngest life insured reaches Attained Age 55, or when he or she would have attained age 55, if living; thereafter the administration charge is 0. The minimum monthly charge is $30; the maximum is $60;

     *    a charge for the cost of insurance;

     * a charge for mortality and expense risks of 0.67% through the later of the tenth policy year and the youngest life insured's reaching Attained Age 55, or when he or she would have attained age 55, if living; we currently expect the charge for mortality and expense risks thereafter to be .0125%; and

     *    charge(s) for any supplementary benefit(s) added to the Policy.

If the Policy is still in force when the youngest life insured reaches or would have reached age 100, we will not take any further monthly deductions from the Policy Value.

4)   OTHER CHARGES.

TRANSFER FEES. We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve per policy year and a $5 charge for each transfer under the DCA program if Policy Value does not exceed $15,000. We treat multiple transfer requests received at the same time as a single request. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Transfers Of Policy Value."

INVESTMENT MANAGEMENT FEES AND EXPENSES. The Trust (excluding the Lifestyle Trusts) pays investment management fees that range from .25% to 1.10% of the assets of the Portfolios. Maximum expenses range from .15% to .75% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust invests in shares of other Portfolios, each bears its pro rata share of the fees and expenses incurred by the other Portfolios. See DETAILED INFORMATION ABOUT THE POLICIES; CHARGES AND DEDUCTIONS -- "Other Charges."

OTHER. We reserve the right to charge or establish a provision for any federal, state or local taxes that may be attributable to the Separate Account or our operations with respect to the Policies. This charge or provision for taxes would be in addition to the deductions for state, local and federal taxes currently being made.

--------------------------------------------------------------------------------
Supplementary benefits are available.
--------------------------------------------------------------------------------
SUPPLEMENTARY BENEFITS

You may choose to add certain supplementary benefits to the Policy. These supplementary benefits include an estate preservation rider and a policy split option. We will deduct the cost of any supplementary benefits from the Policy Value monthly. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER PROVISIONS -- "Supplementary Benefits."

DEFAULT

Unless the Death Benefit Guarantee or No Lapse Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly charges then due. The Policy will not go into default if it qualifies for the Death Benefit Guarantee or No Lapse Guarantee. We will send you a notice if the Policy goes into default. You will have a grace period in which to make a premium payment sufficient to bring the Policy out of default. If you do not pay the required premium during the grace period, the Policy will terminate. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Default."

REINSTATEMENT

If your Policy is terminated, you may have it reinstated within either the 21-day or five-year period following the date of termination if certain conditions are met. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Reinstatement."

FREE LOOK. You may return a Policy for a refund of premium within the latest of:

     *    10 days after it is received,

     *    45 days after the application for the Policy is signed, or

     *    10 days after we mail or deliver a notice of this right of withdrawal.

If you request an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Short-Term Cancellation Right and `Free Look' Provisions."

FEDERAL TAX MATTERS

We believe that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Code. There is less guidance available to determine if a Policy issued on a substandard basis would satisfy the Section 7702 definition, particularly if the policyowner pays the full amount of premiums permitted under such a Policy. If your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under the Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations (Tax Status of the Policy)."

Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract" ("MEC"). If the Policy is a MEC, then all pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations," "Tax Status of the Policy" and "Tax Treatment of Policy Benefits."

If the Policy is not a MEC, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. Select Loans may, however, be treated as taxable distributions. If you are considering the use of systematic Policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value such that the Policy would lapse in the absence of additional payments. The premium payment necessary to avert lapse would increase with the average age of the lives of the insured. Finally, neither distributions nor loans under a Policy that is not a MEC are subject to the 10% penalty tax. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Distributions from Policies Not Classified as Modified Endowment Contracts."

The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations or adopt new interpretations of existing laws; state tax laws or, if the policyowner is not a United States resident, foreign tax laws may affect the tax consequences to the policyowner, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest that you consult a tax adviser.

ESTATE AND GENERATION-SKIPPING TAXES

The proceeds of the Policy may be taxable under Estate and Generation-Skipping Tax provisions of the Code. You should consult your tax adviser regarding these taxes.


GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE TRUST

MANUFACTURERS LIFE OF AMERICA AND MANUFACTURERS LIFE

We are a stock life insurance company governed by the laws of Michigan. We are licensed to do business as a life insurance company in the District of Columbia and all states of the United States except New York. We are an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"), a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets.

--------------------------------------------------------------------------------
We are an indirect subsidiary of Manufacturers Life.
--------------------------------------------------------------------------------
We and Manufacturers Life have received the following ratings from independent rating agencies: Standard and Poor's Insurance Rating Service -- AA+ (for claims paying ability), A.M. Best Company -- A++ (for financial strength), Duff & Phelps Credit Rating Co. -- AAA (for claims paying ability), and Moody's Investors Service, Inc. - Aa2 (for financial strength). Neither we nor Manufacturers Life guarantees the investment performance of the Separate Account.

On January 20, 1998, the Board of Directors of Manufacturers Life announced that it had asked the management of Manufacturers Life to prepare a plan for conversion of Manufacturers Life from a mutual life insurance company to an investor-owned, publicly traded stock company. Any demutualization plan for Manufacturers Life is subject to the approval of its Board of Directors and participating policy holders, as well as regulatory approval.

--------------------------------------------------------------------------------
The Policy Values you allocate to the Separate Account are invested in the Trust Portfolio(s) you select.
--------------------------------------------------------------------------------

MANUFACTURERS LIFE OF AMERICA'S SEPARATE ACCOUNT THREE

We established the Separate Account on August 22, 1986. The Separate Account holds assets that are segregated from all of our other assets. It is currently used only to support variable life insurance policies.

We are the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business we conduct. However, our obligations under the policies are part of our general corporate obligations.

The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of us.

MANUFACTURERS INVESTMENT TRUST

--------------------------------------------------------------------------------
The Trust is a mutual fund in which the Separate Account invests.
--------------------------------------------------------------------------------
We invest the assets of each sub-account of the Separate Account in shares of a corresponding Portfolio of the Trust. The Trust, a mutual fund, is registered under the 1940 Act as an open-end management investment company. It receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. It too is an indirect wholly-owned subsidiary of Manufacturers Life. The Trust also employs sub-advisers to perform the securities selection process.

The Separate Account purchases and redeems shares of the Trust at net asset value. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The list of the Trust's investment Portfolios available to you under the Policy, brief summaries of their respective investment objectives and the names of their respective sub-advisers are set forth commencing on the inside front cover of this prospectus. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus. You should read the Trust prospectus together with this prospectus.

We use shares of the Trust to support benefits under both variable annuity contracts and variable life insurance policies that we or life insurance companies affiliated with us issue. We also purchase shares through our general account for certain limited purposes including providing initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of benefits under both types of policies, you should review the accompanying Trust prospectus.

DETAILED INFORMATION ABOUT THE POLICIES

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test (see "Death Benefit Options").

PREMIUM PROVISIONS

POLICY ISSUE AND INITIAL PREMIUM

--------------------------------------------------------------------------------
The minimum face amount is $250,000.
--------------------------------------------------------------------------------
To purchase a Policy, you must submit a completed application. We will generally issue a Policy only if it has a face amount of at least $250,000. Generally, we issue a Policy only to persons between ages 0 and 90. In certain circumstances we may in our sole discretion issue a Policy to persons above age 90. Before issuing a Policy, we will require evidence of insurability satisfactory to us. Each life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by our underwriting rules. We may issue Policies to persons who fail to meet standard underwriting requirements by assigning an additional rating.

We will accept an application if it meets our insurance underwriting rules. Each Policy has an effective date and a policy date. The effective date is the date we become obligated under the Policy and take the first monthly deductions, other than for backdated policies (which are described below). The policy date is the date used to calculate the insurance age. It is also the date from which policy years, policy months and policy anniversaries are all determined.

If an application is accompanied by a check for at least the Initial Premium and we accept the application, the policy date will be the date we receive the application and check at our Service Office. The effective date will be the date our underwriters approve issuance of the Policy. If an application is accompanied by a check for at least the Initial Premium, the life insured may be covered under the terms of a conditional insurance agreement until the effective date.

If an application that we accept is not accompanied by a check for at least the Initial Premium, we will issue the Policy with a policy date which is seven days after issuance of the Policy (the "issue date") and with an effective date which is the date our Service Office receives at least the Initial Premium. In certain situations a different policy date may be used. We must receive the Initial Premium within 60 days after the policy date; however, we may require the Initial Premium within 30 days on Policies issued with Additional Ratings. If the Initial Premium is not paid or if the application is rejected, we will cancel the Policy and return any premiums paid to the applicant.

Under certain circumstances we may issue a Policy with a backdated policy date. A Policy will not be backdated more than six months (12 months where allowed by state regulation) before the date of the application for the Policy. Monthly deductions will be made for the period the policy date is backdated.

We will credit interest on all premiums received prior to the effective date of a Policy from the date of receipt at the rate of return then being earned on amounts allocated to the

Money Market Trust. On the effective date, we will allocate the premiums paid plus interest credited, net of deductions for federal, state and local taxes and the premium charge, among the Investment Accounts and/or the Fixed Account in accordance with your instructions.

--------------------------------------------------------------------------------
Premiums paid after the first premium are allocated as of the date received.
--------------------------------------------------------------------------------
We will allocate all premiums received on or after the effective date of the Policy among the Investment Accounts or the Fixed Account as of the date the premiums were received at our Service Office. Monthly deductions are made as of the policy date and at the beginning of each policy month thereafter. However, if due prior to the effective date on a backdated policy, they will be made as of the effective date instead of the dates they were due.

PREMIUM ALLOCATION

You may allocate your premium payments, net of deductions, to either the Fixed Account or to one or more of the Investment Accounts. Amounts allocated to the Fixed Account will accumulate at an annual rate of interest equal to at least 4%. We will invest amounts allocated to the Investment Accounts in shares of the Portfolios held by the corresponding sub-accounts of the Separate Account. Your allocation must be made as a percentage of the Net Premium. The percentage may be any whole number between zero and 100, provided the total percentage equals
100. You may change your allocation at any time without charge. The change will take effect as of the date a written or telephone request for change, in a format satisfactory to us, is received at our Service Office.


PREMIUM LIMITATIONS

--------------------------------------------------------------------------------
We issue Policies with a Planned Premium you select.
--------------------------------------------------------------------------------
After you pay the Initial Premium, you may pay additional premiums at any time and in any amount during the lifetime of any of the lives insured subject to certain limitations. After the Initial Premium, all premiums must be paid to our Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. Your Policy will be issued with a Planned Premium which is based on the amount of premium you wish to pay. We recommend as the Planned Premium a premium amount that will satisfy the requirements of the No Lapse Guarantee Cumulative Premium Test or the Death Benefit Guarantee.

We will send you notices setting forth the Planned Premium at the payment interval you select, unless you are making payments pursuant to a pre-authorized payment plan. However, you are under no obligation to make the indicated payment.

We will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case we will accept a payment of as little as $10. We may change these as of 90 days after giving you written notice. The Policies also limit the sum of the premiums that may be paid at any time in order to preserve the qualification of the Policies as life insurance for federal tax purposes. These limitations are set forth in each Policy. We reserve the right to refuse or refund any premium payments that may cause a Policy to fail to qualify as life insurance under applicable tax law.

SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

You may return a Policy for a refund of the premium within the latest of:

     *    10 days after it is received,
     *    45 days after the application for the Policy is signed, or
     *    10 days after we mail or deliver a notice of right of withdrawal.

The Policy can be mailed or delivered to our agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy is deemed void from the beginning. Within seven days after receipt of the returned Policy at our Service Office, we will refund any premium paid. We reserve the right to delay the refund of any premium paid by check until the check has cleared.

If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If you cancel the increase, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

PROVISIONS FOR AVOIDING LAPSE
--------------------------------------------------------------------------------
Policies may be issued with a No Lapse Guarantee.
--------------------------------------------------------------------------------

NO LAPSE GUARANTEE

In those states where it is permitted, you may elect the No Lapse Guarantee. If elected, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the No Lapse Guarantee Period, we guarantee that the Policy will not go into default (see OTHER GENERAL PROVISIONS -- "Policy Default"). Our guarantee applies even if a combination of Policy loans, adverse investment experience and other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

The No Lapse Guarantee Period terminates at the end of the tenth policy year for lives insured with an average Issue Age up to and including 70. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average age exceeds 70, until the average age reaches 77. For lives insured with an average Issue Age between 77 and 85, the No Lapse Guarantee Period is three years. The No Lapse Guarantee is not offered to lives insured whose average Issue Age exceeds 85.

While the No Lapse Guarantee is in effect, we will determine at the beginning of each policy month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been satisfied. If it has not been satisfied, we will notify you and allow a 61-day grace period in which you may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to you, will be equal to the outstanding premium required to meet the No Lapse Guarantee Cumulative Premium Test as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two policy months.

 If the required payment is not received by the end of the grace period, the No Lapse Guarantee will terminate. Thereafter, the Policy may go into default. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change. The No Lapse Guarantee cannot be reinstated after it has been terminated. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default," and INSURANCE BENEFIT -- "Death Benefit Option Changes."

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the policy month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the policy date.

The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium.

The No Lapse Guarantee Premium is equal to the Target Premium and any Additional Rating, if applicable. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy (see INSURANCE BENEFIT -- "Face Amount Changes"), or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

--------------------------------------------------------------------------------
Policies may be issued with a death benefit guarantee.
--------------------------------------------------------------------------------

DEATH BENEFIT GUARANTEE

If permitted by state law and if you elect, we will guarantee that the Policy will not go into default if the Death Benefit Guarantee Cumulative Premium Test (see below) is satisfied. (See OTHER GENERAL POLICY PROVISIONS -- "Policy Default".) Our guarantee applies even if a combination of policy loans, adverse investment experience or other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

If after the tenth policy year the Death Benefit Guarantee Cumulative Premium Test is not satisfied but the Fund Value Test (see below) is satisfied, we will keep the Death Benefit Guarantee in effect.

This Death Benefit Guarantee will expire at the end of a policy year specified in the Policy. Currently, the specified policy year is

     (i) the year in which the youngest life insured reaches or would have reached Attained Age 100 if Death Benefit Option 1 is maintained throughout the life of the Policy, and

     (ii) the year in which the youngest life insured reaches or would have reached Attained Age 85 if Death Benefit Option 2 is selected at any time.

While the Death Benefit Guarantee is in effect, we will determine at the beginning of each policy month whether the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been satisfied. If neither has been satisfied, we will notify you and allow a 61-day grace period in which you may make a premium payment sufficient to keep the Death Benefit Guarantee in effect. The required payment stated in the notification will be equal to the outstanding premium required to meet the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test at the date neither test was satisfied, plus the Monthly Minimum Death Benefit Guarantee Premium due for the next two policy months. If the required payment is not received by the end of the grace period, the Death Benefit Guarantee will terminate, and the Policy may go into default. Once the Death Benefit Guarantee is terminated, it cannot be reinstated.

POLICIES WITH FACE AMOUNTS UNDER $250,000. If permitted by state law and you elect, we will guarantee that a Policy issued by us with a face amount less than $250,000 at issue or after face amount decrease will not go into default during the first three policy years if the Cumulative Premium Test is satisfied. Our guarantee applies even if a combination of policy loans, adverse investment experience or other factors should causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. After the third policy anniversary, the Death Benefit Guarantee terminates.

DEATH BENEFIT GUARANTEE CUMULATIVE PREMIUM TEST. The Death Benefit Guarantee Cumulative Premium Test is satisfied if at the beginning of each policy month the sum of all premiums paid to date less any partial withdrawals and any Policy Debt is at least equal to the sum of the Monthly Death Benefit Guarantee Premiums due since the policy date.

The Death Benefit Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy or the death benefit option (see -- "Death Benefit Option Changes" and "Face Amount Changes") or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

FUND VALUE TEST. The Fund Value Test is applicable after the end of the tenth year of the Policy. The Fund Value Test is satisfied if at the beginning of each policy month the Net Policy Value is greater than or equal to the Gross Single Premium.


INSURANCE BENEFIT

THE INSURANCE BENEFIT

If the Policy is in force at the time of the last surviving life insured's death, we will pay , upon receipt of due proof of death, an insurance benefit based on the death benefit option that you select. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Loan Account at the date of death. The insurance benefit will be paid in one sum unless we and the beneficiary agree upon another form of settlement. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the last surviving life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

You may select one of two death benefit options -- Option 1 and Option 2.

--------------------------------------------------------------------------------
What is Option 1?
--------------------------------------------------------------------------------
Under Option 1 the death benefit is the greater of

     *    the face amount of the Policy, or

     * the Policy Value multiplied by the applicable percentage in the table set forth below.

--------------------------------------------------------------------------------
What is Option 2?
--------------------------------------------------------------------------------
Under Option 2 the death benefit is the greater of

     *    the face amount of the Policy plus the Policy Value, or

     * the Policy Value multiplied by the applicable percentage in the following table set forth below.

Age in the table refers to the age of the youngest life insured or the age such person would have reached.

--------------------------------------------------------------------------------
Use of the corridor percentage may increase your death benefit.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                   Corridor                         Corridor                         Corridor
-----------------------------------------------------------------------------------------------------
Age                Percentage       Age             Percentage       Age             Percentage
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
40 & below         250%             54              157              68              117
-----------------------------------------------------------------------------------------------------
41                 243              55              150              69              116
-----------------------------------------------------------------------------------------------------
42                 236              56              146              70              115
-----------------------------------------------------------------------------------------------------
43                 229              57              142              71              113
-----------------------------------------------------------------------------------------------------
44                 222              58              138              72              111
-----------------------------------------------------------------------------------------------------
45                 215              59              134              73              109
-----------------------------------------------------------------------------------------------------
46                 209              60              130              74              107
-----------------------------------------------------------------------------------------------------
47                 203              61              128              75 - 90         105
-----------------------------------------------------------------------------------------------------
48                 197              62              126              91              104
-----------------------------------------------------------------------------------------------------
49                 191              63              124              92              103
-----------------------------------------------------------------------------------------------------
50                 185              64              122              93              102
-----------------------------------------------------------------------------------------------------
51                 178              65              120              94              101
-----------------------------------------------------------------------------------------------------
52                 171              66              119              95 & above      100
-----------------------------------------------------------------------------------------------------
53                 164              67              118
-----------------------------------------------------------------------------------------------------

Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever we use the "corridor percentages" to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option.

For example, assume the youngest life insured under a Policy with a face amount of $400,000 has an Attained Age of 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $160,000 (250% x $160,000 = $400,000). If the Policy Value is less than $160,000, an incremental change in Policy Value will have no effect on the death benefit. If the Policy Value is greater than $160,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $160,010, the death benefit would be increased to $400,025 (250% x $160,010 = $400,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $266,667 (250% x $266,667 = $666,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $266,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $266,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

DEATH BENEFIT OPTION CHANGES

Your initial selection of the death benefit option is made in the application. After the Policy has been in force for two years, you may change the death benefit option. The change will be effective as of the next policy anniversary following a request. Your written request for a change must be received by us at least 30 days prior to a policy anniversary in order to become effective on that date. We reserve the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount. The change in face amount is required to avoid any change in the amount of the death benefit.

--------------------------------------------------------------------------------

                               CHANGE TO OPTION 2


                               NEW FACE AMOUNT =
                                OLD FACE AMOUNT
                                     MINUS
                                  POLICY VALUE




--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

If the change in death benefit is from OPTION 1 TO OPTION 2, the new face amount will be equal to the face amount prior to the change minus the Policy Value on the effective date of the change. Thereafter, the death benefit will vary with changes in the policy Value. A change to Option 2 will not be allowed if it would cause the face amount of the Policy to go below the minimum face amount of $250,000. A change to Option 2 will shorten the Death Benefit Guarantee Period to the year in which the younger Insured reaches average Attained Age 85.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CHANGE TO OPTION 1


                               NEW FACE AMOUNT =
                                OLD FACE AMOUNT
                                      PLUS
                                  POLICY VALUE

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

If the change in death benefit is from OPTION 2 TO OPTION 1, the new face amount will be equal to the face amount prior to the change plus the Policy Value on the effective date of the change. The increase in face amount resulting from a change to Option 1 will not affect the amount of surrender charges to which a Policy may be subject. We have the right to require satisfactory evidence of insurability before permitting a change from Option 2 to Option 1. We do not currently require evidence of insurability when making this change.

--------------------------------------------------------------------------------


If you wish to have level insurance coverage, you should generally select Option
1. Under Option 1, increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

If you want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit, you should generally select Option 2. Under Option 2, the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.

FACE AMOUNT CHANGES

--------------------------------------------------------------------------------
You may increase or decrease the Policy's face amount.
--------------------------------------------------------------------------------

Subject to certain limitations, you may increase or decrease the face amount of your Policy. A change in face amount may affect the Death Benefit Guarantee Premium, the No Lapse Guarantee Premium, the Guideline Single Premium , the Guideline Level Premium and the monthly deductions and surrender charges (see CHARGES AND DEDUCTIONS).

MINIMUM CHANGES. Currently, each increase in face amount (other than an increase for a corporate-owned policy) must be at least $100,000. Each decrease in face amount (other than a decrease resulting from a partial withdrawal or a decrease for a corporate-owned policy) currently must be at least $50,000. We reserve the right to modify this minimum requirement as of 90 days after we give you written notice of such modification. We also reserve the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASES. After the Policy has been in force for two years, you may increase the face amount of your Policy once per policy year, subject to satisfactory evidence of insurability. Increases in corporate-owned Policies may be made in any policy year and with no minimum amount requirement. An increase will become effective at the beginning of the next policy month following the date we approve the requested increase. We reserve the right to refuse your request for an increase if the Attained Age of any of the lives insured still living at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

In addition, subject to certain conditions as set forth in the Policy, you may be entitled to increase the face amount of he Policy by a certain amount without further evidence of insurability if there is an increase in federal estate taxes within three years of the policy date. You are entitled to this benefit if both insureds are standard risks and under age 75 at the time of issue. The benefit may not be available If you are considered a substandard risk in accordance with our normal underwriting practices.

--------------------------------------------------------------------------------
Face amount increases usually subject the Policy to new surrender charges.
--------------------------------------------------------------------------------
An increase in face amount will usually subject the Policy to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See CHARGES AND DEDUCTIONS -- "Surrender Charges."

Any increase in face amount, following a prior decrease in face amount, to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject. This is because surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, you will have free look and sales charge limitation rights with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and new Death Benefit Guarantee Premiums, No Lapse Guarantee Premiums, Guideline Annual Premium and Target Premium will be determined.

DECREASES. After the Policy has been in force for two years, you may decrease the face amount of your Policy once per policy year. For corporate-owned Policies, decreases may be made in any policy year, with no minimum requirement. However, during the two-year period following an increase in face amount, you may choose to cancel the increase in face amount and have the deferred sales charge for the increase reduced by applicable limitations on sales charges attributable to the increase. A decrease in face amount will become effective at the beginning of the next policy month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $250,000.

--------------------------------------------------------------------------------
Face amount decreases usually result in the assessment of a surrender charge.
--------------------------------------------------------------------------------
Usually, we will deduct surrender charges from the Policy Value whenever a decrease in face amount is made during the Surrender Charge Period. See CHARGES AND DEDUCTIONS -- "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: first (a) the face amount provided by the most recent increase, then (b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

POLICY VALUES

POLICY VALUE
--------------------------------------------------------------------------------
The Policy Value is the sum of your values in the Investment Accounts, the Fixed Account and the Loan Account.
--------------------------------------------------------------------------------
A Policy has a Policy Value. You may access a portion of the Policy Value by making a policy loan or partial withdrawal or by surrendering the Policy. See "Policy Loans" and "Partial Withdrawals And Surrenders" below. The Policy Value may also affect the amount of the death benefit. See INSURANCE BENEFIT -- "Death Benefit Options." The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolio.

We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you allocate net premiums or transfer amounts. Each Investment Account measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

--------------------------------------------------------------------------------
Sub-account units are used to measure Investment Account values.
--------------------------------------------------------------------------------
We credit sub-account units to a Policy whenever you allocate net premiums or transfer amounts to that sub-account. Sub-account units are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit at the end of the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment is based on the applicable unit values at the end of the Business Day on which the premium is received at our Service Office or other office or entity so designated by us.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the underlying Portfolio shares. When an order involving the crediting or canceling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for that subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

     (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made for that day;

     (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions have been made for that day.

We reserve the right to adjust the above formula for any taxes determined by us to be attributable to the operations of the sub-account.

TRANSFERS OF POLICY VALUE

--------------------------------------------------------------------------------
You may make 12 transfers per year free of charge.
--------------------------------------------------------------------------------
You may transfer amounts from one or more Investment Accounts or our general account to other Investment Accounts and/or the general account. You are permitted to make twelve transfers each policy year free of charge. If you make additional transfers in a policy year, we will charge you $25 per transfer. We will assess this charge against the Investment Account or Fixed Account from which the amount is being transferred. For this purpose all transfer requests which we receive from you on the same Business Day will be treated as a single transfer request.

The most that you may transfer from the Fixed Account in any one policy year is the greater of $500 or 15% of the Fixed Account value as of the previous policy anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

Your transfer request must be in a format satisfactory to us. It must be in writing unless you have a currently valid telephone transfer authorization form on file with us. Generally, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that telephone instructions are genuine. Those procedures will consist of confirming that a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation of the instructions. We may be liable for any losses resulting from unauthorized or fraudulent telephone transfers if we fail to follow reasonable procedures.

--------------------------------------------------------------------------------
You may effectively convert your Policy to a fixed benefit Policy.
--------------------------------------------------------------------------------
You may effectively convert your Policy to a fixed benefit Policy by transferring the Policy Value in all of the Investment Accounts to the Fixed Account and by changing your allocation of net premiums entirely to the Fixed Account. As long as the entire Policy Value is allocated to the Fixed Account, the Policy Value, other values based thereon and the death benefit will be determinable and guaranteed. This means that future values and minimum levels of benefits can be computed using guaranteed charges, guaranteed interest rate and the guaranteed Mortality Table for a given death benefit option, face amount of insurance and premium payment. Actual values will never be less than the minimum guaranteed values provided the entire Policy Value remains in the Fixed Account.

The Investment Account values to be transferred to the Fixed Account will be determined as of the Business Day on which we receive the request for conversion. No change in the issue age, risk classes of the lives insured or face amount will result from a conversion. You may transfer any or all of the Policy Value to the Fixed Account at any time, even if a prior transfer has been made during the policy month. After the conversion has been effected, you may again transfer all or part of the Policy Value back into the Investment Accounts and/or allocate net premiums to the Investment Accounts. The Policy will then cease to be considered a fixed-benefit Policy. Transfers from the Fixed Account will be subject to the limitations stated above.

--------------------------------------------------------------------------------
You may arrange for periodic transfers from one Investment Account to other accounts.
--------------------------------------------------------------------------------

DOLLAR COST AVERAGING. Under our DCA program, you may designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Each transfer under the DCA program must be of a minimum amount set by us. We may change this minimum at any time in our discretion. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer. We will deduct the charge from the value of the Investment Account out of which the transfer is made. If there are insufficient funds to effect a DCA transfer, including the charge, if applicable, we will not effect the transfer and will notify you of that fact. We reserve the right to cease to offer this program on 90 days' written notice.

ASSET ALLOCATION BALANCER TRANSFERS. We offer policyowners the ability to have amounts automatically transferred among stipulated Investment Accounts to maintain an allocated percentage in each stipulated Investment Account.

--------------------------------------------------------------------------------
You may arrange for automatic transfers every six months to preserve your investment allocations.
--------------------------------------------------------------------------------

Under the Asset Allocation Balancer program you designate an allocation of Policy Value among Investment Accounts. At six month intervals, beginning six months after the policy date, we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you instruct us differently or a DCA request is in effect. Currently, we make no charge for this program; however, we reserve the right to institute a charge on 90 days' written notice.

We may cease to offer this program on 90 days' written notice.


POLICY LOANS

--------------------------------------------------------------------------------
You may borrow against your Policy Value.
--------------------------------------------------------------------------------
While the Policy is in force and has a loan value, you may borrow against your Policy Value. The Policy serves as the only security for the loan. In most states the minimum loan amount is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt, as described below, to equal the loan value of the Policy as of the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next policy anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%. When a loan has been taken out, or when loan interest charges are borrowed, we transfer an amount equal to the Modified Policy Debt to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next policy anniversary.

For example, assume a Policy with a loan value of $5,000, no outstanding policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a policy anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available as of the next policy anniversary to cover the interest accrued on the Policy Debt. The current credited interest rate to the loan account is 4.5%

--------------------------------------------------------------------------------
You may designate how the loan is to be taken from your various accounts.
--------------------------------------------------------------------------------
When a loan is made, we will deduct from the Investment Accounts or the Fixed Account, and transfer to the Loan Account, an amount which will result in the Loan Account value being equal to the Modified Policy Debt. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, we will allocate the amount to be transferred to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

A policy loan may result in a Policy's failing to satisfy the Death Benefit Guarantee Cumulative Premium Test and/or the No Lapse Guarantee Cumulative Premium Test, since the Policy Debt is subtracted from the sum of the premiums paid in determining whether these tests are satisfied. As a result, the Death Benefit Guarantee and/or No Lapse Guarantee may terminate. See INSURANCE BENEFIT -- "Death Benefit Guarantee" and OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

Moreover, if the Death Benefit Guarantee or No Lapse Guarantee is not in force, a policy loan may cause a Policy to be more susceptible to going into default, since a policy loan will be reflected in the Net Cash Surrender Value. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

A policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account.

--------------------------------------------------------------------------------
Systematic loans may have adverse tax consequences, and a premium necessary to avoid lapse will increase as the insured grows older.
--------------------------------------------------------------------------------
Policy loans may have tax consequences. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the ages of the insureds. See MISCELLANEOUS MATTERS - "Federal Income Tax Considerations (Tax Treatment of Policy Benefits)." Finally, a Policy loan will affect the amount payable on the death of the last surviving life insured, since the death benefit is reduced by the value of the Loan Account at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the policy anniversary. We will fix the rate of interest charged at an effective annual rate of 5.75%. If the interest due on a policy anniversary is not paid by the policyowners, the interest will be borrowed against the Policy.

INTEREST CREDITED TO THE LOAN ACCOUNT. We will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is the rate of interest charged on the Policy loan less an interest rate differential, currently 1.25%.

LOAN ACCOUNT ADJUSTMENTS. Whenever a loan is first taken out, and at specified events thereafter, we adjust the value of the Loan Account. We take the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment and transfer that amount between the Loan Account and the Investment Accounts or the Fixed Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account after the adjustment will be equal to the Modified Policy Debt.

The specified events which cause an adjustment to the Loan Account are:

        *       a policy anniversary,
        *       a partial or full loan repayment,
        *       a new loan, or
        *       an amount is needed to meet a monthly deduction.

A loan repayment may be implicit in that Policy Debt is effectively repaid upon termination (i.e., upon death of the last surviving life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

Except as noted below under "Loan Repayments," we will allocate amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Fixed Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

LOAN ACCOUNT ILLUSTRATION. (Dollar amounts in this illustration have been rounded to the nearest dollar.) The operation of the Loan Account may be illustrated as follows: assume a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a policy anniversary of $4,917. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next policy anniversary the value of the Loan Account will have increased to $5,225 ($5,000 x 1.045) reflecting interest credited at an effective annual rate of 4.5%. At that time the loan will have accrued interest charges of $283 ($4,917 x .0575), bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the policy anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next policy year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Fixed Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,225, a transfer of $225 will be required ($5,225 - $5,000).

If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Fixed Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the policy anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next policy anniversary, $299 ($5,200 x .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,225, a transfer of $63 will be required. This amount is equivalent to the 1.25% interest rate differential on the $5,000 transferred to the Loan Account on the previous policy anniversary.

--------------------------------------------------------------------------------
You may repay your Policy loan at any time prior to the death of the last surviving insured.
--------------------------------------------------------------------------------
LOAN REPAYMENTS. You may repay Policy Debt in whole or in part at any time prior to the death of the last surviving life insured provided the Policy is in force. When a repayment is made, we will credit the repayment amount to the Loan Account and transfer an amount to the Fixed Account or the Investment Accounts so that the Loan Account at that time will equal the Modified Policy Debt. We will allocate loan repayments first to the Fixed Account until the associated loan sub-account is reduced to zero. We will then allocate loan repayments to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

--------------------------------------------------------------------------------
You may partially withdraw your Policy's Net Cash Surrender Value after the Policy has been in force for two policy years.
--------------------------------------------------------------------------------
PARTIAL WITHDRAWALS AND SURRENDERS

After a Policy has been in force for two policy years, you may make a partial withdrawal of the Net Cash Surrender Value. In most states the minimum amount that may be withdrawn is $500. You should specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions we will allocate the withdrawal among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one policy month.

If you make a partial withdrawal during the Surrender Charge Period, we will usually assess a portion of the surrender charges to which the Policy is subject (see CHARGES AND DEDUCTIONS -- "Surrender Charges") if the amount withdrawn is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is 10% of the Net Cash Surrender Value determined as of the previous policy anniversary. The portion of a partial withdrawal that is considered to be in excess of the Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current policy year.

If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced by the amount of the partial withdrawal and any surrender charges. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the corridor percentage set forth under INSURANCE BENEFIT -- "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount.

Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e., first against the face amount provided by the most recent increase, then against the next most recent increases successively ,and finally against the initial face amount. If there has been a prior increase in face amount, then the face amount will be decreased in the same order as if the policyowner had requested the decrease. See CHARGES AND DEDUCTIONS - "Surrender Charges (Charges on Partial Withdrawals)."

You may surrender your Policy for its Net Cash Surrender Value at any time while at least one of the lives insured is living. The Net Cash Surrender Value is the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Loan Account. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and a written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in our assessment of surrender charges. See Charges And Deductions -- "Surrender Charges."

CHARGES AND DEDUCTIONS

The charges we make under the Policy are assessed as:

        *       deductions from premiums,
        * surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse,
        *       monthly deductions, and
        *       other charges.

DEDUCTIONS FROM PREMIUMS

We deduct a charge of 2.35% from each premium payment for state and local taxes, except for Policies issued in Oregon where no premium tax is deducted. State and local taxes differ from state to state. We expect the 2.35% rate to be sufficient, on average, to pay state and local taxes where required.

We also deduct a charge of 1.25% of each premium payment for federal taxes related to premium payments, an amount which we also expect to be sufficient to pay federal taxes.

Currently, we intend to cease these deductions at the end of the tenth policy year. However, we may continue these deductions beyond the tenth policy year. In addition, if any other taxes are incurred, we may make a charge for those taxes in addition to the deductions for federal, state or local taxes currently being made from premium payments. We also deduct a sales charge of 5.5% of the premiums paid in each policy year, up to a maximum of the Target Premium in the then current policy year. We guarantee that this deduction will cease at the end of the tenth policy year, or 10 years after a face increase.

SURRENDER CHARGES

We will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. We usually assess these charges if any of the above transactions occurs within the Surrender Charge Period unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge. The charges will never exceed the allowable maximums under standard non-forfeiture law.

In states where approved, we will reduce the surrender charge as described below on Policies where the anticipated annual premium is $100,000 or greater and the Policy is issued as part of an employer sponsored split dollar or keyman arrangement. We will waive 80% of the Surrender Charge (deferred underwriting charge and deferred sales charge) during the first year of the Policy, 60% during the second year and 40% during the third year. The full Surrender Charge will be imposed if the surrender takes place in a fourth or subsequent policy year.

--------------------------------------------------------------------------------
The deferred underwriting charge is $4 per $1000 of face amount not to exceed $4000.
--------------------------------------------------------------------------------
DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is $4 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase. The charge applies only to the first $1,000,000 of face amount initially purchased or the first $1,000,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $4,000.

We designed the deferred underwriting charge to cover the administrative expenses associated with underwriting and policy issue, including the costs of processing applications, conducting medical examinations, determining each life insured's risk class and establishing policy records. We do not expect to recover from the deferred underwriting charge any amount in excess of its expenses associated with underwriting and Policy issue, including the costs of processing applications, conducting medical examinations, determining the risk classes of the lives insured and establishing Policy records.

--------------------------------------------------------------------------------
The maximum deferred sales charge is equal to the premiums paid in the first policy year, not to exceed the Target Premium.
--------------------------------------------------------------------------------
DEFERRED SALES CHARGE. The maximum deferred sales charge is equal to the premiums paid in the first policy year up to a maximum of the Target Premium, multiplied by the percentages shown in Table 1 below. In no event will the sum of the deferred sales charge and the sales charge deducted from premiums exceed the amount that would be permitted by Section 27(a)(2) of the 1940 Act were such section applicable to the Policy. This charge compensates us for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The deferred sales charge deducted in any policy year is not specifically related to sales expenses incurred in that year. Instead, we expect that the major portion of the sales expenses attributable to a Policy will be incurred during the first policy year, although the deferred sales charge might be deducted up to fifteen years later. We anticipate that the aggregate amounts we receive under the Policies for sales charges will be insufficient to cover our aggregate sales expenses. To the extent that our sales expenses exceed our sales charges, we will pay the excess from our other assets or surplus, including amounts derived from the mortality and expense risks charge described below. We may forego deducting a portion of the deferred sales charge if the Policy is surrendered for its Net Cash Surrender Value at any time during the first two years following issuance or following an increase in face amount or if the increase is canceled during the two-year period following the increase. Where such sales charge limitation is applicable, the deferred sales charge assessable under the Policy will increase at the beginning of the third policy year. See "Surrender Charges (Sales Charge Limitation)" below.

We specify the Target Premium for the initial face amount in the Policy. We will compute a Target Premium for each increase in face amount above the highest face amount of coverage previously in effect, except for an increase in face amount which results from a change in the death benefit option, and we will advise you of each new Target Premium. Target Premiums depend upon the face amount of insurance provided at issue or by an increase and the issue age and sex (unless unisex rates are required by law) of each life insured. Except for surrenders to which the sales charge limitation provisions described below apply, the maximum deferred sales charge will be in effect for at least the first six years of the Surrender Charge Period for lives insured with either an Average Issue Age (or an Average Attained Age at time of face increase) of 0-75. For average ages higher than 75, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to Table 1 as described below.

To determine the deferred sales charge applicable to a face amount increase, we will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, we will treat a portion of each premium paid on or subsequent to the increase as attributable to the increase. In each case, the portion attributable to the increase will be the ratio of the "Guideline Annual Premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.

A "Guideline Annual Premium" is a hypothetical amount based on SEC rules that we use to measure the maximum amount of the deferred sales charge that may be imposed upon surrender, partial withdrawal, a decrease in face amount or lapse during the first two years after issuance or after an increase in face amount.

TABLE 1: THE DEFERRED UNDERWRITING CHARGE AND THE SURRENDER CHARGE GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD (APPLICABLE TO THE INITIAL FACE AMOUNT AND SUBSEQUENT INCREASES)

SURRENDER                     AVERAGE AGE AND PERCENTAGE OF CHARGES**
 CHARGE PERIOD*                            AVERAGE AGE:
----------------    ------------------------------------------------------------
                    0-75        76         77         78         79         80+

      12            100%       100%       100%       100%       100%       100%
      24            100%       100%       100%       100%       100%        90%
      36            100%       100%       100%       100%        90%        80%
      48            100%       100%       100%        90%        80%        70%
      60            100%       100%        90%        80%        70%        60%
      72            100%        90%        80%        70%        60%        50%
      84             90%        80%        70%        60%        50%        40%
      96             80%        70%        60%        50%        40%        30%
     108             70%        60%        50%        40%        30%        20%
     120             60%        50%        40%        30%        20%        10%
     132             50%        40%        30%        20%        10%         0%
     144             40%        30%        20%        10%         0%
     156             30%        20%        10%         0%
     168             20%        10%         0%
     180              0%         0%


* Periods shown are after end of policy month. Policy months not shown may be calculated by linear extrapolation.

** Average Age refers to the average rated Issue Age of the lives insured when the Policy is first issued, or their average Attained Age at the time of a subsequent face amount increase.

The following example illustrates how deferred underwriting and sales charges are calculated using data from Table 1 above.

EXAMPLE:

Assume a 42-year-old male and a 42-year-old female (standard risks), whose Policy was issued at an average Issue Age 35 and who have paid $9,000 in premiums in equal installments under a Policy with a Target Premium of $505 and a face amount of $250,000, surrender their Policy during the last month of the seventh Policy Year.

We would assess a deferred underwriting charge of $900. The maximum deferred underwriting charge of $1,000 ($4 per $1,000 of face amount x 250) would be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the seventh Policy Year (90% x ($4 x 250) = $900).

We would assess a deferred sales charge of $454.50. The deferred sales charge is equal to the lower of premiums paid in the first Policy Year (or first year after a face increase), in our example $9,000/7 = $1,285.71, or the Target Premium ($505). Therefore the deferred sales charge is $505. Because the surrender occurs during the last month of the seventh Policy Year, only 90% (from Table 1) of the maximum sales charge remains applicable (.90 x $505 = $454.50).

SALES CHARGE LIMITATION. The maximum sales charge that we may take under the Policy is 9% of 20 guideline annual premiums ("GAPs"). If the insureds' joint life expectancy is less than 20 years, then the number of years of life expectancy would replace 20 GAPs in determining the maximum sales charge. However, if you surrender a Policy or the Policy lapses, or you request a face amount decrease at any time during the first two years after issuance or after an increase in face amount, we will forego taking that part of the deferred sales charge with respect to "premiums" paid for the initial face amount or such increase (including the portion of Policy Value treated as premiums for the increase, as described above), whichever is applicable, which exceeds the sum of
(i) 30% of the premiums paid up to the lesser of one guideline annual premium or the cumulative premiums paid to the surrender date plus (ii) 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of two guideline annual premiums or the cumulative premiums paid to the surrender date, plus (iii) 9% of the premiums paid in excess of two guideline annual premiums.

The operation of the sales charge limitation that applies in the first two years after issuance, or after an increase in face amount, is illustrated by the following example.

EXAMPLE:

A 37-year-old male non-smoker and a 37-year-old female non-smoker purchased a Policy with a face amount in excess of $250,000 when their average Issue Age was
35. They have paid $2,000 in premiums in equal installments under the Policy, and the Policy has a guideline annual premium ("GAP") of $1,614 and a Target Premium ("TP") of $505. They surrender the Policy during the second Policy Year. In the absence of the sales charge limitation, the maximum deferred sales charge would be $505 as described IN CHARGES AND DEDUCTIONS -- "Deferred Sales Charge."

However, under the formula described above, the maximum sales charge allowable would be $523. This is calculated as the sum of:

          (i)     30% of one GAP, or $484 (.30 x $1,614 = $484), because one GAP
                  ($1,614) is less than premiums paid ($2,000);

                  plus

          (ii) 10% of premiums paid in excess of one GAP, or $39 (.1 x $386 = $39) because premiums paid in excess of one GAP ($2,000 - $1,614 = $386) are less than the amount of a second GAP ($1,614);

                  plus

          (iii)   $0, because no premiums in excess of two GAPs were paid.


Thus, (i) $484 plus (ii) $39 plus (iii) $0 equals $523.


Thus after applying the sales charge limitation calculation, the maximum allowable sales charge is $523. However, since we have already deducted from premiums the sum of $27.78 (5.5% of $505), this amount is deducted from $523 to arrive at a maximum deferred sales charge of $495.22. This maximum deferred sales is equal to the smaller of the deferred sales charge ($505) and the maximum sales charge limitation ($495.22).

Since a deferred sales charge is deducted when a Policy terminates for failure to make the required payment following the Policy's going into default, the sales charge limitation will apply if the termination occurs during the two-year period following issuance or any increase in face amount. If the Policy terminates during the two years after a face amount increase, the sales charge limitation will relate only to the sales charges applicable to the increase.

CHARGES ON PARTIAL WITHDRAWALS. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, we will reduce the Policy's remaining surrender charges by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals in excess of the Withdrawal Tier Amount in each policy year, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of (i) to (ii), where

          (i) is the amount of the withdrawal in excess of the Withdrawal Tier Amount, and

          (ii) is to the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal.

We will deduct the surrender charges from each Investment Account and the Fixed Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account.

Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be redeemed based on the value of such units determined as of the end of the Business Day on which we receive a written request for withdrawal at our Service Office.

--------------------------------------------------------------------------------
We deduct a portion of the surrender charges if you decrease the face amount or cancel an increase.
--------------------------------------------------------------------------------
CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, we will deduct a portion of a Policy's surrender charges upon a decrease, or a cancellation of an increase (other than by means of a "Free Look") in face amount which you request. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, we will determine separately the portion of the surrender charges to be deducted with respect to each level of insurance coverage. That portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction.

As noted under INSURANCE BENEFIT -- "Face Amount Changes," we apply decreases to the most recent increase first and thereafter to the next most recent increases successively. We will deduct the charges from the Policy Value, and we will allocate the amount so deducted among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges is deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

CHARGES REMAINING AFTER FACE AMOUNT DECREASES OR PARTIAL WITHDRAWALS. Each time we deduct a portion of the deferred underwriting charge or a portion of the deferred sales charge for a face amount decrease or for a partial withdrawal, we will reduce the remaining deferred underwriting charge and deferred sales charge proportionately.

We will calculate the remaining deferred underwriting and sales charge using Table 1 above. The actual remaining charges will be the result of (a) multiplied by (b), where

          (a) is the grading percentage applicable as per Table; and

          (b) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

MONTHLY DEDUCTIONS

--------------------------------------------------------------------------------
We deduct monthly from the Policy Value: an administrative charge, a cost of insurance charge, a mortality and expense risks charge and charges for supplementary benefits.
--------------------------------------------------------------------------------
Each month we make a deduction from Policy Value consisting of:

*    an administration charge,
*    a charge for the cost of insurance,
*    a charge for mortality and expense risks, and
* charge(s) for any supplementary benefit(s) (see OTHER PROVISIONS -- "Supplementary Benefits").

We allocate the monthly deduction among the Investment Accounts and (other than the mortality and expense risks charge) the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly deductions due prior to the effective date will be taken as of the effective date instead of the dates they were due. Monthly deductions are due until the youngest of the lives insured attains or would have attained age 100.

ADMINISTRATION CHARGE

The monthly administration charge is $.04 per $1,000 of face amount until the later of the youngest life insured's Attained Age 55, or when he or she would have attained age 55, if living, or the end of the fifteenth Policy Year. Thereafter, the charge is 0. This charge has a minimum of $30 per month and a maximum of $60 per month. The charge covers certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various charges permitted under a Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The cost of insurance rate is based on:

     *    each life insured's Issue Age,

     *    the duration of the coverage,

     *    sex (unless unisex rates are required by law or are requested),

     *    risk class, and,

     * in the case of certain Policies issued in group or sponsored arrangements providing for reduction in cost of insurance charges (see "Special Provisions For Group Or Sponsored Arrangements"), the face amount of the Policy.

We determine the rate separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the Attained Age of the lives insured. Any Additional Ratings as indicated in the Policy will be added to the cost of insurance rate.

We use cost of insurance rates that reflect our expectations as to future mortality experience as based on current experience. We may change the rates from time to time on a basis which does not unfairly discriminate within the class of life insureds. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an Additional Rating applicable any life insured or if simplified underwriting is granted in a group or sponsored arrangement (see "Special Provisions for Group or Sponsored Arrangements"). The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables, except in the case of Group or Sponsored Arrangements, where the guaranteed rates are based on the 1980 Commissioners Extended Term Mortality Table.

If requested by the applicant, we may offer the Policy with provisions based on actuarial tables that do not differentiate on the basis of sex to such prospective purchasers in states where the unisex version of the Policy has been approved.

The State of Montana currently prohibits the issuance of policies with assumptions that distinguish between men and women in determining premiums and policy benefits for policies issued on the life of any of its residents. Consequently, Policies issued to Montana residents will have premiums and benefits which do not differentiate on the basis of sex.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, we will calculate the net amount at risk separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

MORTALITY AND EXPENSE RISKS CHARGE

We make a monthly charge against your Policy Value for the mortality and expense risks we assume under the Policies. We make this charge at the beginning of each policy month at an annual rate of:

     * .067% through the later of the tenth policy year and the youngest life insured's Attained Age 55, and

     * (currently) .45% thereafter (this drop in the mortality and expense risks charge is not guaranteed).

We assess the charge against the value of your Investment Accounts by canceling units in the same proportion as the value of each Investment Account bears to the total value of your Investment Accounts. The mortality risk assumed is that the lives insured may live for a shorter period of time than we estimated when setting the maximum mortality rates in the Policy. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than we estimated when setting the guaranteed administration charge in the Policy. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

OTHER CHARGES

Currently, we make no charge against the Separate Account for federal, state or local taxes that may be attributable to the Separate Account or to our operations with respect to the Policies. However, if we incur any such taxes, we may make a charge therefor in addition to the deductions from premium payments currently made for federal, state or local taxes.

We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year and a $5 charge for each DCA transfer when Policy Value does not exceed $15,000. See POLICY VALUES -- "Transfers of Policy Value."

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and other expenses which are summarized below.

TRUST EXPENSES   [FIGURES TO BE UPDATED BY AMENDMENT]

                                                   INVESTMENT
                                                   MANAGEMENT
                                                      FEES
                                                   ----------

Pacific Rim Emerging Markets Trust .......            .850%
Science & Technology Trust ...............           1.100%
International Small Cap Trust ............           1.100%
Emerging Small Company Trust .............           1.050%
Pilgrim Baxter Growth Trust ..............           1.050%
Small/Mid Cap Trust ......................           1.000%
International Stock Trust ................           1.050%
Worldwide Growth Trust ...................           1.000%
Global Equity Trust ......................            .900%
Small Company Value Trust ................           1.050%
Equity Trust .............................            .750%
Growth Trust .............................            .850%
Quantitative Equity Trust ................            .700%
Equity Index Trust .......................            .250%
Blue Chip Growth Trust ...................            .925%
Real Estate Securities Trust .............            .700%
Value Trust ..............................            .800%
International Growth and Income Trust.....            .950%
Growth and Income Trust ..................            .750%
Equity-Income Trust ......................            .800%
Balanced Trust ...........................            .800%
Aggressive Asset Allocation Trust ........            .750%
Moderate Asset Allocation Trust ..........            .750%
Conservative Asset Allocation Trust ......            .750%
High Yield Trust .........................            .775%
Strategic Bond Trust .....................            .775%
Global Government Bond Trust .............            .800%
Capital Growth Bond Trust ................            .650%
Investment Quality Bond Trust ............            .650%
U.S. Government Securities Trust .........            .650%

#Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, the Adviser is currently paying these expenses as described in footnote ** below.

*Based on estimates of payments to be made during the current fiscal year.

** Reflects expenses of the other portfolios of the Trust in which the Lifestyle Trust invests ("Underlying Portfolios"). MSS has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be .04% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1997) as noted in the chart below:

                                    MANAGEMENT         OTHER             TOTAL TRUST
TRUST PORTFOLIO EXPENSES               FEES           EXPENSES             ANNUAL
----------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........    0%             1.156%              1.156%
Lifestyle Growth 820................    0%             1.088%              1.088%
Lifestyle Balanced 640..............    0%             0.984%              0.984%
Lifestyle Moderate 460..............    0%             0.890%              0.890%
Lifestyle Conservative 280..........    0%             0.748%              0.748%

***During the one year period ended December 31, 1997, MSS voluntarily waived fees payable to it and/or reimbursed expenses to the extent necessary to prevent "Total Trust Annual Expenses" for the Quantitative Equity, Real Estate and Capital Growth Bond Trusts from exceeding .50% of the Trust's average net assets. This voluntary fee waiver was terminated effective January 1, 1998. Expenses shown in the table for these three Trusts do not reflect the fee waiver.

****Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceed an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by MSS on 30 days' notice to the Trust. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.57%, and Other Expenses would have been 0.32%, of the average annual net assets of the Equity Index Trust.

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS
--------------------------------------------------------------------------------
We may reduce any Policy charges when the Policy is issued in group or sponsored arrangements.
--------------------------------------------------------------------------------
Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. In California all participants of group arrangements will be individually underwritten. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the charges and deductions described above for Policies issued in connection with group or sponsored arrangements. Such arrangements may include reduction or elimination of withdrawal charges and deductions for our employees, officers, directors, agents, immediate family members of the foregoing, and employees of our agents and our subsidiaries. We will reduce or eliminate the above charges and deductions in accordance with our rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group.

Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners funded by the Separate Account.

In addition, groups and persons purchasing under a sponsored arrangement may request increases in face amount within the first policy year and decreases in face amount within one year of an increase in face amount. Groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

--------------------------------------------------------------------------------
We may eliminate or reduce charges in connection with certain exchanges.
--------------------------------------------------------------------------------
We will permit owners of certain life insurance policies issued either by us or Manufacturers Life to exchange their policies for the Policies described in this prospectus. Owners of certain policies may be entitled to convert their policies to the Policies described in this prospectus. If they elect to convert, they may receive a credit upon conversion in an amount up to their first-year premium. Charges under the policies being exchanged or the Policies issued upon an exchange may be reduced or eliminated. Policy loans made under policies being exchanged may, in some circumstances, be carried over to the new Policies without repayment at the time of exchange. If you are considering an exchange, you should consult your tax advisers as to its tax consequences.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither our general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Our general account consists of all assets owned by us other than those in our separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

--------------------------------------------------------------------------------
We will credit interest to the portion of your Policy Value allocated to the Fixed Account at an annual rate of at least 4%.
--------------------------------------------------------------------------------
You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of your Policy Value to the Fixed Account from the Investment Accounts. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions. See POLICY VALUES -- "Transfers Of Policy Value" and "Policy Value." We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. However, your allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER GENERAL POLICY PROVISIONS

POLICY DEFAULT

--------------------------------------------------------------------------------
Unless the Death Benefit Guarantee is in effect, your Policy will go into default if the Net Cash Surrender Value would go below zero after taking the monthly deductions then due.
--------------------------------------------------------------------------------
Unless the Death Benefit Guarantee or the No Lapse Guarantee is in effect, your Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly deductions then due. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The payment you must make will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero as of the date of default, plus the monthly deductions due as of the date of default and as of the beginning of each of the two policy months thereafter, based on the Policy Value as of the date of default. If we do not receive the required payment by the end of the grace period, we will terminate the Policy and pay to you the Net Cash Surrender Value (subject to any applicable limitation on surrender charges; see CHARGES AND DEDUCTIONS -- "Surrender Charges") as of the date of default less the monthly deductions then due. If the last surviving life insured should die during the grace period following a

Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit payable will be reduced by any outstanding monthly deductions due at the time of death.

POLICY REINSTATEMENT

You can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

     *    the risk class of all lives insured is standard or preferred; and

     *    the Attained Age of all lives insured is less than 46.

You can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination, subject to the following conditions:

     *    you must not have surrendered the Policy for its Net Cash Surrender
          Value;

     * you furnish to us satisfactory evidence of insurability with respect to all lives insured;

     * you pay us a premium equal to the payment required during the 61-day grace period following default to keep the Policy in force; and

     * you repay to us an amount equal to any amounts paid by us in connection with the termination of the Policy.

If we approve the reinstatement, the date of reinstatement will be the later of the date of your written request or the date we receive the required payment at our Service Office.

MISCELLANEOUS POLICY PROVISIONS

BENEFICIARY. You may appoint one or more beneficiaries of the Policy by naming them in the application. You may appoint beneficiaries in three classes -- primary, secondary and final. Thereafter you may change the beneficiary during the last surviving life insured's lifetime by giving written notice to us in a form satisfactory to us unless an irrevocable designation has been elected. If the last surviving life insured dies and there is no surviving beneficiary, you, or your estate if you are the last surviving life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY. We will not contest the validity of a Policy after it has been in force during the lifetime of the last surviving life insured for two years from the issue date. We will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the lifetime of the last surviving life insured for two years. If a Policy has been reinstated and has been in force for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If any life insured's stated age or sex or both in the Policy are incorrect, we will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct age and sex (unless unisex rates are required by law or are requested).

SUICIDE EXCLUSION. Except for the last to die, if any of the lives insured dies by suicide within two years after the Issue Date, whether such life insured is sane or insane, we will re-issue the Policy. The new policy(ies) on the survivor(s) will be any single life permanent policy that is available at the time of re-issue. The suicide provision for any new policy(ies) will be effective as of the original Issue Date.

If the last surviving life insured, whether sane or insane, dies by suicide within two years from the policy date, we will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Loan Account. If the last surviving life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase.

ASSIGNMENT. We will not be bound by an assignment until we receive a copy of it at our Service Office. We assume no responsibility for the validity or effects of any assignment.

OTHER PROVISIONS

SUPPLEMENTARY BENEFITS

Subject to certain requirements, you may add one or more supplementary benefits to a Policy. These include the Estate Preservation Rider, which provides additional term insurance at no extra charge during the first four policy years to protect against application of the "three year contemplation of death rule," and an option to split the Policy into two individual life policies upon divorce or certain federal tax law changes without evidence of insurability ("Policy Split Option").

You may obtain more detailed information concerning supplementary benefits from one of our authorized agents. The cost of any supplementary benefits will be deducted as part of the monthly deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deductions."

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after we receive at our Service Office all the documents required for such a payment.

We may delay the payment of any policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Fixed Account value for up to six months. Otherwise we may delay payment for any period during which:

     * the New York Stock Exchange is closed for trading (except for normal holiday closings) or trading is otherwise restricted;

     * an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

     *    the SEC permits a delay for the protection of policyowners.

We may also deny transfers in the circumstances stated above and in the circumstances previously set forth. See POLICY VALUES -- "Transfers of Policy Value."

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things, the following:

     *    the amount of the death benefit,

     * the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account,

     * the value of the units in each Investment Account to which the Policy Value is allocated,

     * any Loan Account balance and any interest charged since the last statement,

     * the premiums paid and policy transactions made during the period since the last statement, and

     *    any other information required by law.

Within seven days after any transaction involving the purchase, sale, or transfer of units of Investment Accounts, we will send a confirmation statement.

You will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

MISCELLANEOUS MATTERS

PORTFOLIO SHARE SUBSTITUTION
--------------------------------------------------------------------------------
Under certain circumstances we may seek to substitute shares of a different Portfolio or fund.
--------------------------------------------------------------------------------
Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the Portfolios of the Trust may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, we may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

We also reserve the right to:

     *    create new separate accounts,

     *    combine other separate accounts with the Separate Account,

     *    establish additional sub-accounts within the Separate Account,

     * operate the Separate Account as a management investment company or other form permitted by law,

     * transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account,

     *    de-register the Separate Account under the 1940 Act, and

     *    eliminate sub-accounts.

We would make any such changes only if permissible under applicable federal and state laws.

We will not materially change the investment objectives of the Separate Account without first filing the change with the Insurance Commissioner of the State of Michigan. You will be advised of any change at the time it is made.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary generally describes the federal income tax considerations associated with the Policy. The summary does not purport to be complete or to cover all situations and is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, charitable remainder trusts and others. The tax consequences of all such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you contemplate the use of a Policy in any such arrangement and the value of such use depends in part on its tax consequences, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

TAX STATUS OF THE POLICY

Section 7702 of the "Code" sets forth a definition of a life insurance contract for federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

--------------------------------------------------------------------------------
Policies issued on a standard rate basis should qualify as life insurance under the Internal Revenue Code.
--------------------------------------------------------------------------------
With respect to a Policy issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify a Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702. The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets.

For example, the Policy has many more Portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in a policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

--------------------------------------------------------------------------------
Generally, you will not be deemed to be in constructive receipt of your Policy Value until there is a distribution.
--------------------------------------------------------------------------------
Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a MEC.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a MEC within 23 days of the next policy anniversary, we will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. We will advise you of this action, and you will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If you do not respond, we will apply the premium and interest to the Policy as of the first day of the next anniversary.

If a premium is received which would cause your Policy to become a MEC more than 23 days prior to the next policy anniversary, we will refund any excess premium to you. The portion of the premium which is not excess will be applied as of the date received. We will advise you of this action and will offer to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, you acknowledge that your Policy is or will become a MEC, we will credit excess premiums that would cause MEC status as of the date received.

Further, if a transaction occurs which reduces the face amount of your Policy, we will retest the Policy, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

--------------------------------------------------------------------------------
Generally, a distribution from a Policy that is not a MEC is taxable to you only to the extent the distribution exceeds your investment in the Policy.
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs will be subject to the following tax rules:

* First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time.

* Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly; past-due loan interest that is added to the loan amount is treated as a loan.

* Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan: (i) is made on or after the date the policyowner attains age 59 1/2; (ii) is attributable to the policyowner's becoming disabled; or (iii) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a MEC is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a MEC are subject to the 10% additional tax.

POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, except for the transition rules described in the paragraph below, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

For policies issued after June 20, 1986 and prior to January 1, 1994 a transition rule permits all or a portion of the interest paid on policy debt incurred before January 1, 1996 to be deducted. For policies issued in 1994 or 1995 the transition rule applies to indebtedness incurred before January 1, 1997. To be deducted the interest must be paid or accrued prior to January 1, 1999, and must meet other rules contained in Section 264 of the Code and section 501 of the Health Insurance Portability and Accountability Act of 1996.

Furthermore, if a non-natural person owns a policy, or is the direct or indirect beneficiary under a policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed policy cash values under such life insurance policies bears to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the owner, but is the direct or indirect beneficiary under the contract, then the amount of unborrowed cash value of the policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the policy.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All MECs that are issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

TAXATION OF POLICY SPLIT OPTION. This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, you should consult with a competent tax adviser regarding the possible consequences.

THE COMPANY'S TAXES

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for us. We reserve the right to make a charge to premiums to compensate us for the anticipated higher corporate income taxes.

At the present time, we make no charge to the Separate Account for any federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

DISTRIBUTION OF THE POLICY

ManEquity, Inc., one of our indirect wholly-owned subsidiaries, acts as the principal underwriter of, and continuously offers, the Policies pursuant to a Distribution Agreement with us. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc.
who are also authorized by state insurance departments to do so.

Compensation is comprised of:

* first-year commissions and bonus not to exceed 136.5% of premiums paid up to the Target Premium,

*    commissions not to exceed 2% of premiums in excess thereof ,and

* beginning in the second policy year, 0.15% of the previous unloaned Policy Value per annum.

If certain standards with regard to the sale of the Policies and certain other policies issued by us or Manufacturers USA are met, additional compensation will be available.

RESPONSIBILITIES ASSUMED BY MANUFACTURERS LIFE

Manufacturers Life and its wholly-owned subsidiary, The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by us, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life and Manufacturers USA for all sales commissions paid by them and will pay them for their other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with us pursuant to which they will provide to us all issue, administrative, general services and record-keeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS

--------------------------------------------------------------------------------
We will vote shares of the Trust attributable to your Policy in accordance with your instructions.
--------------------------------------------------------------------------------
As stated above, we will invest all of the assets held in the sub-accounts of the Separate Account in shares of corresponding Portfolios of the Trust. We are the legal owner of those shares and as such have the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, we will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

We will vote shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit us to vote shares held in the Separate Account in our own right, we may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Trust Portfolio. We will determine the number as of a date chosen by us, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance officials, disregard voting instructions which would direct shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons therefor in the next communication to policyowners.

DIRECTORS AND OFFICERS OF MANUFACTURERS LIFE OF AMERICA

Our Directors and Officers, together with their principal occupations during the past few years, are as follows:

                             Position with
                             Manufacturers Life
Name                         of America                        Principal Occupation

Sandra M. Cotter (35)        Director                          Attorney 1989 - present, Dykema Gosset
                             (since December 1992)

James D. Gallagher (43)      Director, Secretary and           Vice President, Secretary and General Counsel -
                             General Counsel (since May 1996)  January  1997- present, ManUSA; Vice President,
                                                               Legal Services U.S. Operations - January 1996 -
                                                               present, The Manufacturers Life Insurance
                                                               Company; Vice President, Secretary and General
                                                               Counsel - 1994 - present, The Manufacturers
                                                               Life Insurance Company of North America; Vice
                                                               President and Associate General Counsel -
                                                               1991 - 1994, The Prudential Insurance Company
                                                               of America

Bruce Gordon (54)            Director                          Vice President, U.S. Operations - Pensions -
                             (since May 1996)                  1990 - present, The Manufacturers Life
                                                               Insurance Company

Donald A. Guloien (41)       Director and President            Executive Vice President, Business Development
                             (since August 1990)               - 1999 - present, The Manufacturers Life
                                                               Insurance Company; Senior Vice President,
                                                               Business Development - 1994 - 1998, The
                                                               Manufacturers Life Insurance Company; Vice
                                                               President, U.S. Individual Business - 1990 -
                                                               1994, The Manufacturers Life Insurance Company

Theodore Kilkuskie, Jr.      Director, Vice President U.S.     Senior Vice President, Annuities - 1999 -
(42)                         Individual Insurance              present, The Manufacturers Life Insurance
                                                               Company; President, The Manufacturers Life
                                                               Insurance Company of North America - 1999
                                                               present; Vice President, U.S. Individual
                                                               Insurance - January 1997 - present, ManUSA;
                                                               Vice President, U.S. Individual Insurance June
                                                               1995 - 1998, The Manufacturers Life Insurance
                                                               Company; Executive Vice President, Mutual
                                                               Funds - January 1995 - May 1995, State Street
                                                               Research, Vice President, Mutual Funds - 1987
                                                               - 1994, Metropolitan Life Insurance Company

Joseph J. Pietroski (59)     Director (since July 1992)        Senior Vice President, General Counsel and
                                                               Corporate Secretary - 1988 - present, The
                                                               Manufacturers Life Insurance Company

John D. Richardson (60)      Chairman and Director             Senior Executive Vice President, U.S.
                             (since January 1995)              Individual Insurance - 1999 - present, The
                                                               Manufacturers Life Insurance Company;
                                                               Executive Vice President and General Manager,
                                                               U.S. Operations - 1995 - 1998, The
                                                               Manufacturers Life Insurance Company; Senior
                                                               Vice President and General Manager, Canadian
                                                               Operations 1992 - 1994.

John R. Ostler (45)          Vice President                    Financial Vice President - 1992 - present, The
                             and Treasurer                     Manufacturers Life Insurance Company.

Douglas H. Myers (43)        Vice President, Finance and       Assistant Vice President and Controller, U.S.
                             Compliance Controller             Operations - 1988 - present, The Manufacturers
                                                               Life Insurance Company

Victor Apps (49)             Senior Vice President, Asia       Senior Vice President and General Manager,
                                                               Greater China Division - 1995 - present, The
                                                               Manufacturers Life Insurance Company; Vice
                                                               President and General Manager, Greater China
                                                               Division - 1993 - 1995, The Manufacturers Life
                                                               Insurance Company

                             Position with
Name                         Manufacturers Life                Principal Occupation
                             Of America

Robert A. Cook (43)          Vice President, Marketing         Senior Vice President, U.S. Individual
                                                               Insurance - 1999 - present; The Manufacturers
                                                               Life Insurance Company; Vice President, Product
                                                               Management - 1996 - 1998, The Manufacturers
                                                               Life Insurance Company; Sales and Marketing
                                                               Director, U.S. Division - 1994 - 1995, The
                                                               Manufacturers Life Insurance Company

Felix Chee (51)              Vice President, Investments       Executive Vice President--1997 to present, The
                                                               Manufacturers Life Insurance Company; Chief
                                                               Investment Officer--1997 to present, The
                                                               Manufacturers Life Insurance Company; Senior
                                                               Vice President and Treasurer--1993-1994, The
                                                               Manufacturers Life Insurance Company

Hugh C. McHaffie (39)        Vice President                    Vice President, U.S. Annuities and Product
                                                               Development--1996 to present, The Manufacturers
                                                               Life Insurance Company; Vice President U.S.
                                                               Annuities and Development--1994 to present, The
                                                               Manufacturers Life Insurance Company of North
                                                               America; Product  Development Executive--1990
                                                               to 1994, The Manufacturers Life Insurance
                                                               Company of North America

John G. Vrysen (42)          Vice President, Appointed         Vice President and Chief Financial Officer,
                             Actuary                           U.S. Operations--1996 to present, The
                                                               Manufacturers Life Insurance Company; Vice
                                                               President and Chief Actuary--1996 to present,
                                                               The Manufacturers Life Insurance Company of
                                                               North America

STATE REGULATIONS

We are subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we are authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

PENDING LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information from the SEC's principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact our Service Office, the address and telephone number of which are on the cover page of this prospectus.

LEGAL MATTERS

James D. Gallagher, Esq., our Secretary and General Counsel, has passed on the legal validity of the Policies. Jones & Blouch L.L.P., Washington, D.C., has passed on certain matters relating to the federal securities laws.

INDEPENDENT AUDITORS

Our financial statements and those of our Separate Account III for the period ended December 31, 1998 appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein. Those financial statements have been included herein in reliance upon their reports given upon the authority of such firm as experts in auditing and accounting.

YEAR 2000 ISSUES

Preparing computer systems to deal with the Year 2000 risk has become a major issue for businesses throughout the world. Within the group of companies made up of Manufacturers Life and its subsidiaries ("Manulife Financial"), a group-wide program has been underway since 1996 to make all critical systems compliant by the end of 1998 and other systems compliant by the end of 1999. Included in this program are all systems applicable to and shared by us with Manulife Financial. Based on a detailed assessment, Manulife Financial determined that a portion of its software needs to be modified or replaced so that its computer systems will function properly into the Year 2000 and beyond. Like most companies, the Year 2000 issue represents a significant challenge for Manulife Financial, and extensive resources have been dedicated to modifying existing software and to converting to new software. However, there can be no assurances that Manulife Financial's systems, nor those of other companies on which Manulife Financial relies, will be fully converted on a timely basis and therefore that all adverse effects on us due to the Year 2000 risk will be avoided. Manulife Financial is presently consulting with vendors, customers, subsidiaries, third-parties and other businesses with which it deals to ensure that no material aspect of its or our operations will be hindered by the Year 2000 risk.

The costs of the project and the date on which Manulife Financial plans to complete the modifications are based on management's best estimates and are subject to some uncertainty. Manulife Financial is using both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The total cost of this program to Manulife Financial is estimated to be $64 million, comprised of $55 million for specifically budgeted programs and $9 million for general contingencies. Manulife Financial has incurred $15 million as at December 31, 1997 of which we will receive an allocation due to our shared systems. The costs allocated are not expected to have a material effect on our net operating income.


FINANCIAL STATEMENTS

Our financial statements included herein should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

[TO BE INCLUDED BY AMENDMENT.]

APPENDIX A

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on lives insured of given ages would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses, which is approximately 0.954% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.949%, 4.994% and 10.937%.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker and female non-smoker, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed lives insured's issue ages, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Fund for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since September 1, 1994. However, total return data may be advertised for as long a period of time as the underlying

Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES



                                    0% Hypothetical

                                Gross Investment Return

                                ------------------------

End of       Accumulated                           Cash

Policy        Premiums          Policy           Surrender         Death

Year(l)          (2)             Value            Value(4)        Benefit


 1             $ 7,875        $  6,563(3)       $  2,406(3)      $500,000(3)

 2              16,144          12,975             8,077          500,000

 3              24,826          19,242            14,124          500,000

 4              33,942          25,360            20,242          500,000

 5              43,514          31,326            26,208          500,000

 6              53,565          37,136            32,018          500,000

 7              64,118          42,784            38,177          500,000

 8              75,199          48,264            44,170          500,000

 9              86,834          53,571            49,988          500,000

10              99,051          58,695            55,624          500,000

15             169,931          85,604            85,604          500,000

20             260,394         107,236           107,236          500,000

25             375,851         116,931           116,931          500,000

30             523,206          98,951            98,951          500,000




                             6% Hypothetical                                      12% Hypothetical

                         Gross Investment Return                               Gross Investment Return

                         -----------------------                               -----------------------

End of                            Cash                                                  Cash

Policy        Policy            Surrender          Death            Policy            Surrender           Death

Year(l)        Value             Value(4)          Benefit           Value            Value(4)           Benefit


 1           $  6,967(3)       $  2,810(3)      $  500,000(3)     $  7,371(3)       $   3,214(3)      $  500,000(3)

 2             14,186             9,288            500,000           15,445             10,547           500,000

 3             21,670            16,552            500,000           24,295             19,177           500,000

 4             29,425            24,307            500,000           33,993             28,875           500,000

 5             37,457            32,339            500,000           44,620             39,502           500,000

 6             45,769            40,651            500,000           56,263             51,144           500,000

 7             54,366            49,760            500,000           69,017             64,411           500,000

 8             63,254            59,160            500,000           82,991             78,896           500,000

 9             72,437            68,854            500,000           98,300             94,718           500,000

10             81,916            78,845            500,000          115,075            112,004           500,000

15            140,385           140,385            500,000          236,638            236,638           500,000

20            211,902           211,902            500,000          440,782            440,782           511,307

25            296,780           296,780            500,000          782,160            782,160           836,911

30            398,550           398,550            500,000        1,347,396          1,347,396         1,414,765

----------

(1) All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.


(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 100 years old.


(4) Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. iT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $7,500 ANNUAL PLANNED PREMIUM
                          ASSUMING GUARANTEED CHARGES



                                         0% Hypothetical                                     6% Hypothetical

                                     Gross Investment Return                             Gross Investment Return

                                     -----------------------                             -----------------------

End of    Accumulated                         Cash                                                Cash

Policy     Premiums         Policy          Surrender          Death             Policy         Surrender       Death

Year(1)       (2)            Value           Value(4)         Benefit             Value          Value(4)      Benefit


 1          $  7,875       $ 6,563(3)       $ 2,406(3)       $500,000(3)       $  6,967(3)      $  2,810(3)   $500,000(3)

 2            16,144        12,974            8,077           500,000            14,185            9,288       500,000

 3            24,826        19,230           14,112           500,000            21,658           16,540       500,000

 4            33,942        25,322           20,204           500,000            29,386           24,268       500,000

 5            43,514        31,243           26,125           500,000            37,368           32,250       500,000

 6            53,565        36,982           31,864           500,000            45,604           40,486       500,000

 7            64,118        42,529           37,923           500,000            54,090           49,484       500,000

 8            75,199        47,870           43,776           500,000            62,822           58,727       500,000

 9            86,834        52,991           49,408           500,000            71,795           68,212       500,000

10            99,051        57,874           54,803           500,000            81,000           77,929       500,000

15           169,931        78,518           78,518           500,000           130,885          130,885       500,000

20           260,394        88,424           88,424           500,000           184,788          184,788       500,000

25            37,585        73,799           73,799           500,000           234,985          234,985       500,000

30            52,326         2,921(5)         2,921(5)           0(5)           269,220          269,220       500,000




                          12% Hypothetical

                       Gross Investment Return

                       -----------------------

End of                          Cash

Policy      Policy            Surrender              Death

Year(1)      Value             Value(4)             Benefit


 1       $    7,371(3)       $    3,214(3)       $  500,000(3)

 2           15,444              10,547             500,000

 3           24,282              19,164             500,000

 4           33,951              28,833             500,000

 5           44,526              39,408             500,000

 6           56,086              50,968             500,000

 7           68,718              64,111             500,000

 8           82,518              78,424             500,000

 9           97,593              94,010             500,000

10          114,059             110,988             500,000

15          223,409             223,409             500,000

20          398,728             398,728             500,000

25          684,631             684,631             732,556

30        1,140,853           1,140,853           1,197,896



-----------

(1) All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 100 years old.

(4) Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.

(5)  In the absence of additional premium payments, the Policy will lapse.




THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES





                                          0% Hypothetical                          6% Hypothetical

                                      Gross Investment Return                  Gross Investment Return

                                      -----------------------                  -----------------------

End of   Accumulated                          Cash                                      Cash

Policy    Premiums         Policy           Surrender     Death         Policy        Surrender     Death

Year(1)      (2)            Value           Value(4)     Benefit         Value        Value(4)     Benefit

 1       $  8,610       $  7,226(3)      $  2,766(3)   $507,226(3)   $  7,669(3)   $  3,209(3)   $507,669(3)

 2         17,651         14,288            9,170       514,288        15,619        10,501       515,619

 3         27,143         21,191           16,073       521,191        23,862        18,744       523,862

 4         37,110         27,932           22,814       527,932        32,403        27,285       532,403

 5         47,576         34,505           29,387       534,505        41,247        36,129       541,247

 6         58,564         40,904           35,786       540,904        50,397        45,278       550,397

 7         70,103         47,122           42,515       547,122        59,855        55,248       559,855

 8         82,218         53,151           49,057       553,151        69,623        65,529       569,623

 9         94,939         58,983           55,400       558,983        79,701        76,119       579,701

10        108,296         64,605           61,534       564,605        90,087        87,016       590,087

15        185,791         93,749           93,749       593,749       153,358       153,358       653,358

20        284,698        115,737          115,737       615,737       227,116       227,116       727,116

25        410,930        121,921          121,921       621,921       303,855       303,855       803,855

30        572,038         92,927           92,927       592,927       361,323       361,323       861,323







                            12% Hypothetical

                         Gross Investment Return

                         -----------------------

End of                            Cash

Policy       Policy             Surrender         Death

Year(l)       Value              Value(4)        Benefit


 1       $    8,114(3)       $    3,654(3)    $  508,114(3)

 2           17,003              11,885          517,003

 3           26,747              21,629          526,747

 4           37,426              32,308          537,426

 5           49,123              44,005          549,123

 6           61,934              56,816          561,934

 7           75,957              71,351          575,957

 8           91,305              87,210          591,305

 9          108,096             104,513          608,096

10          126,459             123,388          626,459

15          257,985             257,985          757,985

20          470,090             470,090          970,090

25          804,841             804,841        1,304,841

30        1,317,895           1,317,895        1,817,895


-----------

(1) All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)    Assumes net interest of 5% compounded annually.


(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 85 years old.



(4) Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                           ASSUMING GUARANTEED CHARGES





                                          0% Hypothetical                           6% Hypothetical

                                      Gross Investment Return                    Gross Investment Return

                                      -----------------------                    -----------------------

End of   Accumulated                          Cash                                        Cash

Policy    Premiums         Policy           Surrender       Death         Policy        Surrender      Death

Year(1)      (2)            Value           Value(4)       Benefit         Value        Value(4)      Benefit



 1       $  8,610         $ 7,226(3)        $ 2,766(3)   $507,226(3)    $  7,669(3)    $  3,209(3)   $507,669(3)

 2         17,651          14,287             9,169       514,287         15,618         10,500       515,618

 3         27,143          21,179            16,061       521,179         23,849         18,731       523,849

 4         37,110          27,892            22,774       527,892         32,361         27,242       532,361

 5         47,576          34,416            29,298       534,416         41,152         36,034       541,152

 6         58,564          40,739            35,621       540,739         50,218         45,100       550,218

 7         70,103          46,847            42,240       546,847         59,551         54,945       559,551

 8         82,218          52,722            48,627       552,722         69,143         65,048       569,143

 9         94,939          58,346            54,763       558,346         78,979         75,396       578,979

10        108,296          63,695            60,624       563,695         89,041         85,970       589,041

15        185,791          85,814            85,814       585,814        142,440        142,440       642,440

20        284,698          94,439            94,439       594,439        194,668        194,668       694,668

25        410,930          73,846            73,846       573,846        226,161        226,161       726,161

30        572,038               0(5)              0(5)          0(5)     198,146        198,146       698,146






                         12% Hypothetical

                      Gross Investment Return

                      -----------------------

End of                        Cash

Policy     Policy           Surrender            Death

Year(l)     Value            Value(4)           Benefit


 1       $  8,114(3)       $  3,654(3)       $  508,114(3)

 2         17,002            11,884             517,002

 3         26,734            21,616             526,734

 4         37,381            32,263             537,381

 5         49,022            43,904             549,022

 6         61,740            56,622             561,740

 7         75,623            71,017             575,623

 8         90,767            86,673             590,767

 9        107,276           103,693             607,276

10        125,254           122,183             625,254

15        242,330           242,330             742,330

20        416,286           416,286             916,286

25        659,980           659,980           1,159,980

30        977,179           977,179           1,477,179



-----------

(1) All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)    Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 85 years old.

(4) Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.


(5)    In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

DEFINITIONS

The following terms have the following meanings when used in this Prospectus:

ADDITIONAL RATING -- an addition to the cost of insurance rate for lives insured who do not meet at least the underwriting requirements of the standard risk class.

AGE -- at a specific date means, for each of the lives insured, the age on the nearest birthday. If no specific date is mentioned, age means the age on the birthday nearest to the Policy Anniversary.

ATTAINED AGE -- Issue Age plus duration the policy has been in force since the Policy Date.

BUSINESS DAY -- any day that the New York Stock Exchange is open for trading and trading is not restricted. The net asset value of the underlying shares of a subaccount of the Separate Account will be determined as of the end of each Business Day. A Business Day is deemed to end at 4:00 p.m. Eastern Time.

CASH SURRENDER VALUE -- the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

DEATH BENEFIT GUARANTEE -- Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

DEATH BENEFIT GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied to youngest Attained Age 100 for death benefit Option 1 Policies, and youngest Attained Age 85 for death benefit Option 2 Policies, will maintain the Death Benefit Guarantee. To satisfy the Death Benefit Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of Death Benefit Guarantee Premiums since issue as at the beginning of each Policy Month.

DEATH BENEFIT GUARANTEE PREMIUM -- a measure of premium used in determining compliance with the Death Benefit Guarantee Cumulative Premium Test. The Death Benefit Guarantee Premium as an annual amount is established by the Company based on the individual life insured's Issue Age, sex (unless unisex rates are required by law or are requested), risk class, death benefit option, supplementary benefits and additional ratings.

EFFECTIVE DATE -- the date that Manufacturers Life of America becomes obligated under the Policy and when the first monthly deductions are taken. It is the later of the date the underwriters approve issuance of the Policy, or the date at least the Initial Premium is received at the Service Office.

FIXED ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in the general account of Manufacturers Life of America.

FUND VALUE TEST -- a test which, if satisfied in applicable Policy Years, will maintain the Death Benefit Guarantee. To satisfy the Fund Value Test the Gross Single Premium at the beginning of any applicable Policy Month must not be greater than the Net Policy Value.

GROSS SINGLE PREMIUM -- the amount of premium, based on each life insured's Attained Age, the duration of the coverage, sex (unless unisex rates are required by law or are requested), and risk class, needed to endow the Policy at the age the Death Benefit Guarantee terminates, assuming 4% interest and current charges.

GUIDELINE ANNUAL PREMIUM (GAP) -- an amount defined by S.E.C. regulation. It is used to determine maximum sales charges that may be deducted under the Policy.

INITIAL PREMIUM -- at least 1/12 of the Target Premium.

ISSUE AGE -- the Age nearest birthday, at Policy Date, as shown in the Policy. If there is an Additional Rate based on age, the Issue Age will be adjusted to reflect the underwriting class.

LOAN ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has transferred from the Fixed Account or the Investment Accounts as collateral for a Policy loan.

MODIFIED POLICY DEBT -- as of any date, the Policy Debt plus the amount of interest to be charged to the next Policy Anniversary, all discounted from the next Policy Anniversary to such date at an annual rate of 4%.

MONTHLY DEATH BENEFIT GUARANTEE PREMIUM -- 1/12 of the Death Benefit Guarantee Premium.

MONTHLY NO LAPSE GUARANTEE PREMIUM -- 1/12 of the No Lapse Guarantee Premium.

NET CASH SURRENDER VALUE -- the Cash Surrender Value less the Policy Debt.

NET POLICY VALUE -- the Policy Value less the value in the Loan Account.

NET PREMIUM -- amount of premium allocated to the Investment Accounts and/or the Fixed Account. It equals gross premiums less the deductions for premium charge and state, local and federal taxes.

NO LAPSE GUARANTEE -- Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The No Lapse Guarantee requires a lower cumulative premium than the Death Benefit Guarantee, and in return guarantees a shorter number of years that the Policy will stay in force if the No Lapse Guarantee Cumulative Premium Test is met.

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each Policy Month.

NO LAPSE GUARANTEE PERIOD -- is the first 10 Policy Years for lives insured with an average Issue Age up to and including age 70. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average Issue Age exceeds 70, until age 77. After age 77 the No Lapse Guarantee Period is fixed at three years.

The No Lapse Guarantee is available only to lives insured whose average Issue Age is 85 or less.

NO LAPSE GUARANTEE PREMIUM -- is equal to Target Premium, and is a measure of premium used in determining compliance with the No Lapse Guarantee Premium Test.

PLANNED PREMIUM -- the premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.

POLICY DATE -- the date from which Policy Years, Policy Months and Policy Anniversaries are determined. Monthly deductions are due on the Policy Date.

POLICY DEBT -- as of any date, the aggregate amount of Policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE -- the sum of the values in the Loan Account, the Fixed Account and the Investment Accounts.

SERVICE OFFICE -- the office designated to service the Policies, which is shown on the cover page of this prospectus.

SURRENDER CHARGE PERIOD -- the period (usually 15 years) following the Policy Date or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place. There are two surrender charges under the Policy: a Deferred Underwriting Charge and a Deferred Sales Charge.

TARGET PREMIUM (TP) -- premium amount used to determine the maximum sales charge and deferred sales charge under a Policy and to determine the level of compensation the agent shall receive. The Target Premium for the initial face amount is set forth in the Policy.

This premium is based on each individual life insured's Issue Age, sex (unless unisex rates are required by law or are requested), risk class, death benefit option, supplementary benefits and additional ratings. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT -- of any date is the net Cash Surrender Value at the previous anniversary, multiplied by 10%.

                           [MANULIFE FINANCIAL LOGO]

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940



The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


The facing sheet;
Cross-Reference Sheet;
The Prospectus, consisting of ____ pages;
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940 The signatures; Written consents of the following persons:
     Jones & Blouch L.L.P.  [To be filed by amendment]
     Ernst & Young LLP  [To be filed by amendment]
     Brian R. Koop  [To be filed by amendment]


The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:


A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Three. Incorporated by reference to Exhibit A(1) to the Initial Registration Statement on Form S-6 filed October 29, 1998 (File No. 333-66303).



A(3)(a)(i)        Distribution Agreement between The Manufacturers Life
                  Insurance Company of America and ManEquity, Inc. dated
                  December 23, 1986. Incorporated by reference to Exhibit
                  A(3)(a)(i) to the Initial Registration Statement on Form S-6 filed October 29, 1998 (File No. 333-66303).



A(3)(a)(ii)       Amendment to Distribution Agreement dated May 30, 1992.
                  Incorporated by reference to Exhibit A(3)(a)(ii) to the Initial Registration Statement on Form S-6 filed October 29,
                  1998 (File No. 333-66303).



A(3)(a)(iii)      Amendment to Distribution Agreement dated February 23, 1994.
                  Incorporated by reference to Exhibit A(3)(a)(iii) to the Initial Registration Statement on Form S-6 filed October 29,
                  1998 (File No. 333-66303).



A(3)(b)(i)        Specimen Agreement between ManEquity, Inc. and registered
                  representatives. Incorporated by reference to Exhibit
                  A(3)(b)(i) to the Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (File
                  No. 333-51293).



A(3)(b)(ii)       Specimen Agreement between The Manufacturers Life Insurance
                  Company of America and registered representatives.
                  Incorporated by reference to Exhibit A(3)(b)(ii) to the Pre-effective Amendment No. 1 to the Registration Statement on
                  Form S-6 filed August 28, 1998 (File No. 333-51293).



A(3)(b)(iii)      Specimen Agreement between ManEquity, Inc. and dealers.
                  Incorporated by reference to Exhibit A(3)(b)(iii) to Pre-effective Amendment No. 1 to the Registration Statement on
                  Form S-6 filed August 28, 1998 (File No. 333-51293).



A(3)(b)(iv)       Specimen Agreement between The Manufacturers Life Insurance
                  Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (File
                  No. 333-51293).

A(5)(a)           Specimen Flexible Premium Variable Life Insurance Policy.
                  Filed herein.



A(5)(a)(i)        Endorsement to Policy. Incorporated by reference to Exhibit
                  A(5)(a)(i) to Post-Effective Amendment No. 6 to the
                  Registration Statement on Form S-6 filed by The Manufacturers
                  Life Insurance Company of America on April 30, 1997 (File No.
                  33-77256).



A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit (3)(a)(i) to Post-Effective Amendment No. 6 to the Registration Statement on Form S-1 filed by The Manufacturers Life Insurance Company of America on December 9, 1996 (file No. 33-57020).



A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit (3)(b)(i) to Post-Effective Amendment No. 6 to the Registration Statement on Form S-1 filed by The Manufacturers Life Insurance Company of America on December 9, 1996 (file No. 33-57020).



A(8)(a)(i)        Service Agreement between The Manufacturers Life Insurance
                  Company and The Manufacturers Life Insurance Company of
                  America dated June 1, 1988. Incorporated by reference to
                  Exhibit A(8)(a)(i) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).



A(8)(a)(ii)       Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).



A(8)(a)(iii)      Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).



A(8)(a)(iv)       Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).



A(8)(a)(v)        Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).



A(8)(a)(vi)       Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to Pre-effective Amendment No. 1 to the
                  Registration Statement on Form S-6 filed August 28, 1998 (file
                  No. 333-51293).



A(8)(b) Specimen Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the Initial Registration Statement on Form S-6 filed October 29, 1998 (File No. 333-66303).



A(8)(c)(i)        Service Agreement between The Manufacturers Life Insurance
                  Company and ManEquity, Inc. dated January 2, 1991.
                  Incorporated by reference to Exhibit A(8)(c)(i) to Pre-effective Amendment No. 1 to the Registration Statement on
                  Form S-6 filed August 28, 1998 (file No. 333-51293).

A(8)(c)(ii)       Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and ManEquity, Inc. dated March 1, 1994.
                  Incorporated by reference to Exhibit A(8)(c)(ii) to Pre-effective Amendment No. 1 to the Registration Statement on
                  Form S-6 filed August 28, 1998 (file No. 333-51293).



A(10) Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to Post Effective Amendment No. 3 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on April 26, 1996 (File No. 33-77256).



A(10)(a) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to Post Effective Amendment No. 5 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on December 23, 1996 (File No. 33-77256).


2.                See Exhibit 1.A(5)(a).

3. Opinion and consent of James D. Gallagher, Esq., General Counsel of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit 3 to Post Effective Amendment No. 5 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on December 23, 1996 (File No. 33-77256).


4. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

5.                Not applicable.


6. Opinion and consent of Brian R. Koop, actuary of The Manufacturers Life Insurance Company of America. To be filed by amendment




7.                Specimen notice of withdrawal right ("free look" notice).
                  Filed herein.




8(a). Specimen notice of right of surrender while sales charge limitation applies (initial purchase). Filed herein.




8(b).             Specimen notice of cancellation right (face amount increase).
                  Filed herein.




8(c). Specimen notice of right of surrender while sales charge limitation applies (default). Filed herein.



9. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on November 1, 1996 (File no. 33-77256)



10.               Consent of Ernst & Young LLP. To be filed by amendment.



11.               Consent of Jones & Blouch L.L.P. To be filed by amendment.



12 Power of Attorney. Incorporated by reference to Exhibit 12 to Post Effective Amendment No. 10 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on February 28, 1997 (File No. 33-52310)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 the registrant, SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of the depositor to be hereunto affixed and attested, all in the City of Toronto, Province of Ontario, Canada, on the 18th day of February, 1999.


                                      SEPARATE ACCOUNT THREE OF THE
                                      MANUFACTURERS LIFE INSURANCE
                                      COMPANY OF AMERICA
                                      (Registrant)


                                      By: THE MANUFACTURERS LIFE
                                          INSURANCE COMPANY OF AMERICA
                                          (Depositor)


                                      By: /s/ Donald A. Guloien
                                          ----------------------------
                                          DONALD A. GULOIEN
                                          President

                                      THE MANUFACTURERS LIFE INSURANCE
                                      COMPANY OF AMERICA


                                      By: /s/ Donald A. Guloien
                                          ----------------------------
                                          DONALD A. GULOIEN
                                          President


[SEAL]

Attest


/s/ James D. Gallagher
----------------------
JAMES D. GALLAGHER
Secretary

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities indicated on this 18th day of February, 1999.




Signature                                    Title

*                                            Chairman and Director
----------------------------
JOHN D. RICHARDSON



/s/ Donald A. Guloien                        President and Director
----------------------------                 (Principal Executive Officer)
DONALD A. GULOIEN


*
----------------------------
SANDRA M. COTTER                             Director



/s/ James D. Gallagher                       Director
----------------------------
JAMES D. GALLAGHER


*                                            Director
----------------------------
BRUCE GORDON

*                                            Director
----------------------------
JOSEPH J. PIETROSKI

*                                            Director
----------------------------
THEODORE KILKUSKIE, JR.


*                                            Vice President, Finance
----------------------------                 (Principal Financial
DOUGLAS H. MYERS                             and Accounting Officer)



*/s/ James D. Gallagher
----------------------------
JAMES D. GALLAGHER
 Pursuant to Power of Attorney

                                  EXHIBIT INDEX


Exhibit No.              Description
99.A(5)(a)               Specimen Flexible Premium Variable Life
                         Insurance Policy

99.7.                    Specimen notice of withdrawal right
                         ("free look" notice).

99.8(a). Specimen notice of right of surrender while sales charge limitation applies (initial purchase).

99.8(b).                 Specimen notice of cancellation right
                         (face amount increase).

99.8(c). Specimen notice of right of surrender while sales charge limitation applies(default).